                                                                    Exhibit 10.4


                               SECURITY AGREEMENT

     SECURITY AGREEMENT dated as of September 27, 1996 by and among Alkermes, Inc., a Pennsylvania corporation ("Alkermes"), Alkermes Controlled Therapeutics, Inc., a Pennsylvania corporation and a wholly-owned subsidiary of Alkermes ("ACT I"), Alkermes Controlled Therapeutics Inc. II, a Pennsylvania corporation and a wholly-owned subsidiary of Alkermes ("ACT II") (Alkermes, ACT I and ACT II being hereinafter referred to collectively as the "Debtors" and individually as a "Debtor") and Fleet National Bank (the "Secured Party"). The Secured Party is the successor by merger to Fleet Bank of Massachusetts, N.A. ("Fleet Mass"). This Agreement amends and restates in its entirety, and supersedes the terms of, that certain Security Agreement dated as of November 19, 1992 between Alkermes and Fleet Mass.

     WHEREAS, Alkermes (and, to the extent described herein, one or more of the other Debtors) has executed and delivered: (i) that certain $3,187,496 original principal amount promissory note dated December 23, 1994 made by Alkermes and payable to the order of Fleet Mass, as amended by Allonge to Note of even date herewith among Alkermes, ACT I and the Secured Party (said December 23, 1994 promissory note, as so amended, being hereinafter referred to as the "1994 Note"), (ii) that certain $1,500,000 original principal amount promissory note dated December 19, 1995 made by Alkermes and payable to the order of Fleet Mass, as amended by Allonge to Note of even date herewith among Alkermes, ACT I and the Secured Party (said December 19, 1995 promissory note, as so amended, being hereinafter referred to as the "1995 Note"), (iii) that certain $5,000,000 original principal amount promissory note of even date herewith (the "Ohio Term Note") made by Alkermes and ACT II and payable to the Secured Party, and (iv) that certain letter agreement (the "Letter Agreement") of even date herewith among the Debtors and the Secured Party, as same may be amended from time to time; and

     WHEREAS, the 1994 Note evidences a loan (the "1994 Term Loan") in the original principal amount of $3,187,496 made by Fleet Mass to Alkermes, the Secured Party having succeeded to the rights of Fleet Mass thereunder and ACT I having become jointly and severally liable therefor, the 1995 Note evidences a loan (the "1995 Term Loan") in the original principal amount of $1,500,000 made by Fleet Mass to Alkermes, the Secured Party having succeeded to the rights of Fleet Mass thereunder and ACT I having become jointly and severally liable therefor, and the Ohio Term Note evidences a loan (the "Ohio Term Loan") in the original principal amount of $5,000,000 being made by the Secured Party to Alkermes and ACT II; and

     WHEREAS, in connection with the 1994 Term Loan, the 1995 Term Loan, the Ohio Term Loan and any Additional Term Loan (as defined herein), the Secured Party requires that each Debtor grant to each Secured Party a security interest in the Collateral (as defined in Section 1);

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby act and agree as follows:

     1. DEFINITIONS. As used in this Security Agreement, the following terms have the following meanings:

     "ADDITIONAL LOAN COLLATERAL" - Any equipment which is hereafter pledged to the Bank as collateral in connection with any Additional Term Loan and which is identified as such on a supplement to Exhibit A to this Security Agreement to be delivered to the Bank by the Debtors in connection with any Additional Term Loan.

     "ADDITIONAL TERM LOAN" - As defined in the Letter Agreement.

     "ADDITIONAL TERM NOTE" - As defined in the Letter Agreement.

     "CAMBRIDGE PREMISES" - Those Premises located at 64 Sidney Street, Cambridge, MA 02139.

     "COLLATERAL" - All of the Equipment and all of the following:

     (a) all warranties, licenses, contract rights and other rights and interests pertaining to any of the Equipment and/or the use thereof, all whether now or hereafter existing or owned by any Debtor or in which any Debtor shall now or hereafter have any interest; and

     (b) all liens, guaranties, securities, rights, remedies and privileges pertaining to, and all proceeds (including, without limitation, insurance proceeds) of and all accessions to, any of the foregoing items of Collateral, all whether now or hereafter existing or owned by any Debtor or in which any Debtor shall now or hereafter have any interest.

     "EQUIPMENT" - All of the items listed on Exhibit A hereto as same may be from time to time supplemented (including those items described under the headings "1994 Loan Collateral", "1995 Loan Collateral" and "Ohio Loan Collateral" and any Additional Loan Collateral which may hereafter be pledged) and all accessions, additions, substitutions or replacements to or for any of such items and all attachments, components, accessories, parts and supplies relating thereto; all whether affixed or moveable and wherever located.

     "EVENT OF DEFAULT" - The occurrence of any one or more of the following:
(i) any "Event of Default" as defined in any Loan Document; (ii) any representation or warranty by any Debtor contained in this Security Agreement shall prove to have been inaccurate or incomplete in any material respect on the date when made; (iii) any failure or default by any Debtor under any of Subsections 4(a), 4(c), 4(d), 4(e) or 4(f); (iv) any failure or default by any Debtor under Subsection 4(g) which continues uncured for ten (10) days; or (v) any failure by any Debtor to perform or observe any of its other obligations or agreements under this Security Agreement, which failure remains uncured for thirty (30) days after notice thereof has been given to such Debtor.

     "LIEN" - Any lien, charge, encumbrance or security interest, whether voluntary or involuntary.

     "LOAN DOCUMENTS" - This Security Agreement, the Letter Agreement, the 1994 Note, the 1995 Note, the Ohio Term Note, any Additional Term Note and any other instruments or documents, letters of credit or other agreements made by any one or more of the Debtors with or in favor of Fleet Mass or the Secured Party in connection with the 1994 Term Loan, the 1995 Term Loan, the Ohio Term Loan and/or any Additional Term Loan, all whether now existing or hereafter entered into or delivered.

     "1994 LOAN COLLATERAL" - Those items of Equipment described on Exhibit A hereto under the heading "1994 Loan Collateral".

     "1995 LOAN COLLATERAL" - Those items of Equipment described on Exhibit A hereto under the heading "1995 Loan Collateral".

     "OBLIGATIONS" - Any and all indebtedness, liabilities or obligations of any Debtor, joint or several, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, to or for the benefit of the Secured Party and arising out of or provided for in the Letter Agreement, the 1994 Note, the 1995 Note, the Ohio Term Note, any Additional Term Note and/or any of the other Loan Documents, such term to include obligations to perform acts and refrain from taking action as well as obligations to pay money.

     "OHIO LOAN COLLATERAL" - Those items of Equipment described on Exhibit A hereto under the heading "Ohio Loan Collateral".

     "OHIO PREMISES" - Collectively, those Premises located at 6954 Cornell Road, Blue Ash, Ohio 45242 (the "Blue Ash Facility") and 265 Olinger Circle, Wilmington, Ohio 45177 (the "Wilmington Facility").

     "PERSON" - As defined in the Letter Agreement.

     "PREMISES" - All locations (whether owned, leased, operated or otherwise used by any Debtor), including the Cambridge Premises and the Ohio Premises, in which any of the Equipment is or will be located, all of which are listed on Exhibit B hereto together with the record owner of each such location.

     "UCC" - The Uniform Commercial Code as in effect from time to time in Massachusetts, except that with respect to Collateral located or deemed located in any other jurisdiction, such term shall refer to the Uniform Commercial Code as in effect in each such other jurisdiction.

     Any defined term used in the plural preceded by the definite article shall be taken to encompass all members of the relevant class. Any defined term used in the singular preceded by "any" shall be taken to indicate any number of the members of the relevant class.

     2. GRANT OF SECURITY INTEREST. As security for the full and timely satisfaction of the Obligations, each Debtor hereby grants to the Secured Party a continuing security interest in the Collateral, and in each item thereof, all to the maximum extent that such Debtor has an interest therein or at any time in the future obtains such an interest.

     3. REPRESENTATIONS AND WARRANTIES. The Debtors jointly and severally represent and warrant to the Secured Party that:

     (a) The execution, delivery and performance by Alkermes, ACT I and ACT II of this Security Agreement, including the security interests herein granted or intended to be granted, has been duly authorized by all necessary corporate and other action and does not and will not:

          (i) require any waiver, consent or approval of their respective shareholders, any governmental authority or any other Person;

          (ii) contravene any of their respective charters or by-laws;

          (iii) violate any provision of, or require any filing (other than the filing of financing statements under the UCC with respect to the security interests herein granted), registration, consent or approval under, any law, rule, regulation (including, without limitation, Regulation U), order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to any Debtor;

          (iv) result in a breach of or constitute a default or require any waiver or consent under any indenture or loan or credit agreement or any other agreement, lease or instrument to which any Debtor is party or by which it or any of its properties may be bound or affected;

          (v) result in, or require, the creation or imposition of any Lien (other than as created hereunder) upon or with respect to any of the properties now owned or hereafter acquired by any Debtor; or

          (vi) cause any Debtor to be in default under any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or any such indenture, agreement, lease or instrument.

     (b) This Security Agreement has been duly executed and delivered on behalf of each of the Debtors and is a legal, valid and binding joint and several obligation of each Debtor, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws or equitable principles from time to time in effect relating to or affecting the rights of creditors generally.

     (c) No Obligation has been or will hereafter be incurred on account of personal, family or household purposes.

     (d) The principal place of business and chief executive offices of each Debtor are located at the Cambridge Premises, and all of the books and records of each Debtor are located at the Cambridge Premises except those books and records described in Schedule 2.1(j) to the Letter Agreement. Certain books and records of ACT II are also located at the Ohio Premises. Except as described on Exhibit B hereto, none of the Collateral and no other assets of any Debtor are located at any other location. Alkermes and ACT I are tenants in the Cambridge Premises and the record owner of the Cambridge Premises is as set forth on Exhibit B hereto. ACT II is the owner of the Wilmington Facility and is a tenant at the Blue Ash Facility. The owner of the Blue Ash Facility is set forth as Exhibit B hereto. All Equipment of Alkermes and ACT I is located at the Cambridge Premises and all Equipment of ACT II is located at the Ohio Premises.

     (e) No Debtor conducts business under any trade name or style other than its corporate name.

     (f) The Debtors own the Collateral free and clear of all Liens except Liens in favor of the Secured Party.

     (g) The Equipment has been accepted by the Debtors and is in good repair, working order and condition, and no Debtor has asserted (and no Debtor knows of any basis for) any material warranty or other claim against any seller or manufacturer thereof.

     4. COVENANTS. (a) PAYMENT AND PERFORMANCE. The Debtors shall unconditionally pay when due or within any applicable grace period (or on demand if so payable) each Obligation and shall duly and punctually perform each Obligation.

     (b) FURTHER ASSURANCES. Each Debtor will from time to time at its expense, upon the Secured Party's request, promptly execute and deliver all such further instruments and documents, and take all such further action, as may be necessary or that the Secured Party may reasonably request in order to perfect and protect the security interests granted or intended to be granted hereby or to enable the Secured Party to enforce its rights and remedies hereunder with respect to any Collateral.

     (c) INFORMATION. Each Debtor shall maintain complete records (accurate in all material respects) of all of its Collateral and its dealings with respect thereto in accordance with generally accepted accounting principles applied on a consistent basis. Upon reasonable notice from time to time (and at any time and without notice after the occurrence and during the continuance of an Event of Default), each Debtor shall permit the Secured Party and its employees, representatives and agents access to the Premises and the Secured Party shall have the right to inspect the Collateral and make copies of such books and records; provided, however, that certain areas of the Debtors' facilities may be restricted for reasons of health and safety and that certain aspects of the Debtors' business are highly confidential and the Secured Party will not be permitted access to such restricted areas or such confidential information in the Debtors' possession. Each Debtor shall from time to time furnish to the Secured Party such information concerning the Collateral as the Secured Party may reasonably request, and will promptly notify the Secured Party if any representation or warranty of any Debtor in Section 3 hereof becomes inaccurate, incomplete or misleading in any material respect.

     (d) INSURANCE. The Debtors shall at their expense maintain fire and extended coverage insurance policies insuring the Equipment, with responsible and reputable insurance companies or associations, in amounts sufficient to provide for full replacement cost coverage (with agreed amount endorsement) and in any event not less than the amount necessary to avoid co-insurance. All such insurance shall name the Secured Party as secured party and loss payee. All policies of such insurance shall contain a provision forbidding cancellation of such insurance either by the carrier or by the insured without at least 15 days' prior written notice to the Secured Party. The Debtors shall upon the Secured Party's request deliver to the Secured Party duplicate policies of such insurance and/or binders, certificates or other evidence thereof (with evidence of premiums having been paid) from the insurer or a reputable insurance broker. In case of any casualty, loss or damage to which the following sentence is not applicable, the Debtors shall make the necessary repairs or replacements and shall be entitled to be reimbursed therefor from and to the extent of the proceeds of such insurance. Upon the occurrence and during the continuance of any Event of Default, all insurance payments in respect of Equipment shall be paid and applied as specified in Subsection 8(c) below.

     (e) TITLE; SALE OR REMOVAL OF COLLATERAL. No Debtor shall create or suffer to exist any Lien in or on any of the Collateral. No Debtor shall, without the Secured Party's prior written approval, sell, transfer or remove from the Premises or otherwise dispose of any of the Collateral; provided that the Debtors may move the Collateral to any new facility within The Commonwealth of Massachusetts or the State of Ohio acquired, leased or constructed by the Debtors if the Debtors give the Secured Party not less than thirty (30) days' prior written notice of such move and provide all such financing statements and other documentation as may be necessary to protect, perfect and/or confirm the first priority security interests granted or intended to be granted in this Security Agreement. Except as provided in the immediately preceding sentence, no Collateral of any Debtor will be located at any premises other than the respective Premises described in Subsection 3(d) above. Each Debtor (i) shall maintain books and records relating to Collateral only at its locations described in Subsection 3(d) above, (ii) will not move its chief executive office or principal place of business from the location described in Subsection 3(d) above, (iii) will not change its name or identity (or use any trade name or style except as described in Subsection 3(e) above), and (iv) will not make or suffer to be made any change in its corporate structure until, in each case, after receipt of a certificate from the Secured Party, signed by an officer thereof, stating that the Secured Party has, to its satisfaction, obtained all documentation that it deems necessary or desirable to obtain, maintain, perfect and/or confirm the first priority security interests granted or intended to be granted herein.

     (f) MAINTENANCE AND USE OF EQUIPMENT. The Debtors will maintain all Equipment in good order and condition, making all necessary repairs thereto. The Debtors will not suffer any waste or destruction of any Equipment, nor use any Equipment in violation of any applicable law or any insurance thereon.

     (g) TAXES. The Debtors promptly shall pay, as they become due and payable, all taxes, unemployment contributions and all other charges of any kind or nature levied, assessed or claimed against any Debtor or the Collateral by any Person whose claim could result in a Lien upon any of the Collateral, except to the extent such taxes, contributions or other charges are being contested in good faith and by appropriate proceedings which operate as a matter of law to stay the enforcement of any such Lien and adequate reserves have been established and are maintained by the Debtors.

     5. SECURED PARTY APPOINTED ATTORNEY-IN-FACT. (a) Each Debtor hereby irrevocably appoints the Secured Party as such Debtor's attorney-in-fact, with full authority in the name, place and stead of such Debtor, from time to time in the Secured Party's discretion, to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Security Agreement, including, without limitation, to obtain and adjust any insurance required pursuant to this Security Agreement and/or the Letter Agreement.

     (b) The power of attorney granted pursuant to this Section 5 is a power coupled with an interest and shall be irrevocable until the Obligations are paid indefeasibly in full.

     6. SECURED PARTY MAY PERFORM. If any Debtor fails to perform any agreement contained herein, the Secured Party may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Secured Party incurred in connection therewith shall be payable by the Debtors as provided under Section 9 hereof, with interest as provided in the Letter Agreement.

     7. SECURED PARTY'S DUTIES. The powers conferred on the Secured Party hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral actually in its possession and the accounting for monies actually received by it hereunder, the Secured Party shall have no duty as to any Collateral. The Secured Party shall not be liable for any acts, omissions, errors of judgment or mistakes of fact or law including, without limitation, acts, omissions, errors or mistakes with respect to the Collateral, except for those arising out of or in connection with the Secured Party's gross negligence or willful misconduct. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Secured Party accords its own like property, it being understood that the Secured Party shall be under no obligation to take any necessary steps to collect any Collateral or preserve rights against prior parties or any other rights pertaining to any Collateral, but may do so at its option, and all reasonable expenses incurred in connection therewith shall be for the sole account of the Debtors and shall be added to the Obligations.

     8. REMEDIES. If any Event of Default shall have occurred and be continuing:

     (a) The Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party under the UCC and also may without limitation:

          (i) require each Debtor to, and each Debtor hereby agrees that it will at its expense and upon reasonable request of the Secured Party forthwith, assemble all or any part of the Collateral as directed by the Secured Party and make it available to the Secured Party at a place or places to be designated by the Secured Party which is or are reasonably convenient to the respective parties; and

          (ii) without notice except as specified below, sell, lease, assign, grant an option or options to purchase or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at the Secured Party's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as are commercially reasonable.

     (b) The Secured Party may maintain possession of Collateral at the Premises or remove the same or any part thereof to such places as the Secured Party may elect. Each Debtor agrees that, to the extent notice of sale shall be required by law, 10 days' prior written notice to such Debtor shall constitute reasonable notification. Notice of any public sale shall be sufficient if it describes the Collateral to be sold in general terms, stating the items or amounts thereof and the location and nature thereof, and is published at least once in any newspaper selected by the Secured Party and of general circulation in the locale of such sale, not less than 10 days prior to the sale. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given and may be the purchaser at any such sale, if public, to the extent permitted by applicable law, free from any right of redemption. The Debtors shall be fully liable for any deficiency. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

     (c) Any cash held by the Secured Party as Collateral and all cash or other proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral, shall be applied by the Secured Party in the following order of priorities:

     FIRST, to the payment of the reasonable costs and expenses of any sale or other expenses (including, without limitation, any legal fees and expenses), liabilities and advances made or incurred by the Secured Party in connection therewith or referred to in Section 9 or provided for by the Letter Agreement;

     NEXT, to payment of interest on and principal of the 1994 Note, the 1995 Note, the Ohio Term Note and any Additional Term Note (in such order as may be provided for in the Letter Agreement or as otherwise determined by the Secured Party);

     NEXT, to the payment of any other Obligations; and

     FINALLY, after payment in full of all Obligations, to the payment to the Debtors or their successors or assigns, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining of such cash.

     9. EXPENSES AND INDEMNIFICATION. Each Debtor jointly and severally agrees to reimburse the Secured Party for and to indemnify and hold harmless the Secured Party from and against any and all liability, loss, damage, and all reasonable costs or expenses (including, without limitation, fees and disbursements of counsel, experts and agents) imposed on, incurred by or asserted against the Secured Party arising out of or in connection with: preparation of this Security Agreement, the documents relating hereto, or amendments, modifications or waivers hereof; taxes (excluding any corporate excise or income taxes payable by the Secured Party by reason hereof or otherwise) and other governmental charges in connection with this Security Agreement and the Collateral; exercise of the Secured Party's rights with respect to this Security Agreement and the Collateral; any enforcement, collection or other proceedings resulting therefrom or any negotiations or other measures to preserve the Secured Party's rights hereunder; the custody or preservation of, or the sale of or other realization upon, any of the Collateral; any failure by any Debtor to perform or observe any of the provisions of this Security Agreement; any investigative, administrative or judicial proceeding (whether or not the Secured Party is designated a party thereto) relating to or arising out of this Security Agreement; or any bankruptcy, insolvency or other similar proceeding relating to any Debtor, unless the Secured Party was at fault with respect to such liability, loss, damage, cost or expense or acted in bad faith with respect thereto. The Debtors' obligations under the preceding sentence shall constitute Obligations and shall survive the termination of this Security Agreement.

     10. TERMINATION. This Security Agreement shall remain in full force and effect so long as any Obligation remains outstanding. Upon the satisfaction in full of all of the Obligations, the Secured Party shall, at the Debtors' expense, execute and deliver to the Debtors all instruments of assignment or otherwise as may be necessary to establish full title of the Debtors to any of the Collateral, subject to any prior sale or other disposition thereof pursuant to Section 8. Until then, this Security Agreement shall itself constitute conclusive evidence of the validity, effectiveness and continuing force hereof, and any Person may rely hereon.

     11. WAIVER; RIGHTS CUMULATIVE. No failure to exercise and no delay in exercising, on the part of the Secured Party, any right or remedy hereunder or otherwise shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right or remedy. Waiver by the Secured Party of any right or remedy on any one occasion shall not be construed as a bar to or waiver thereof or of any other right or remedy on any future occasion. The Secured Party's rights and remedies hereunder and under the Loan Documents shall be cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

     The provisions of this Security Agreement are not in derogation or limitation of any obligations, liabilities or duties of any Debtor under any of the other Loan Documents or any other agreement with or for the benefit of the Secured Party. No inconsistency in default provisions between this Agreement and any of the other Loan Documents or any such other agreement will be deemed to create any additional grace period or otherwise derogate from the express terms of each such default provision. No covenant, agreement or obligation of any Debtor contained herein, nor any right or remedy of the Secured Party contained herein, shall in any respect be limited by or be deemed in limitation of any inconsistent or additional provisions contained in any of the other Loan Documents or any such other agreement.

     12. SEVERABILITY. In the event that any provision of this Agreement or the application thereof to any Person, property or circumstance shall be held to any extent to be invalid or unenforceable, the remainder of this Security Agreement and the application of such provision to Persons, properties and circumstances other than those as to which it has been held invalid or unenforceable shall not be affected thereby, and each provision of this Security Agreement shall be valid and enforceable to the fullest extent permitted by law.

     13. BINDING EFFECT; ASSIGNMENT. This Security Agreement shall be binding upon the Debtors and their respective successors and assigns and shall inure to the benefit of the Debtors and the Secured Party and their respective successors and assigns. This Security Agreement is the joint and several obligation of the Debtors.

     14. NOTICES. All notices and other communications under or relating to this Security Agreement shall be given in the manner and to the addresses of the parties provided for in [Section]6.6 of the Letter Agreement.

     15. HEADINGS. Section headings in this Security Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

     16. GOVERNING LAW. This Security Agreement shall be governed by, and construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts, except that the creation, perfection and enforcement of security interests in Collateral located in jurisdictions other than Massachusetts will be governed by the laws of the respective jurisdictions in which such Collateral is located.

     17. PARTIAL RELEASE. The Secured Party agrees that upon the satisfaction of the Partial Release Conditions (hereinafter defined) in relation to the 1994 Term Loan, the 1995 Term Loan or the Ohio Term Loan, the Secured Party will, at the Debtors' request, execute and deliver to the Debtors a release of the 1994 Loan Collateral or the 1995 Loan Collateral or the Ohio Loan Collateral (as appropriate) from the lien of this Security Agreement (including appropriate releases on Form UCC-3) and, upon execution and delivery of such release, the 1994 Loan Collateral, the 1995 Loan Collateral or the Ohio Loan Collateral (as the case may be) will no longer be deemed "Collateral" subject to this Security Agreement. As used herein, the "Partial Release Conditions" will be deemed satisfied only if all of the following shall have occurred: (i) the 1994 Term Loan or the 1995 Term Loan or the Ohio Term Loan (as the case may be) shall have been paid in full, (ii) the cash and/or readily-marketable Government Securities pledged to the Secured Party under Section 1.8 of the Letter Agreement shall have an aggregate fair market value of not less than the "Required Minimum Value" (as defined in the Letter Agreement) and Alkermes shall agree to maintain such pledged cash and/or readily-marketable Government Securities in such amount so that the fair market value thereof shall never be less than such "Required Minimum Value" and (iii) there shall then exist no Event of Default nor any event or circumstance which, with the passage of time or the giving of notice or both, could become an Event of Default. At the time of the making of any Additional Term Loan, the Bank and the Debtors may, by written modification to this Security Agreement, set forth the circumstances, if any, under which a partial release may be obtained with respect to the Additional Loan Collateral pledged in connection with the relevant Additional Term Loan.

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

     IN WITNESS WHEREOF, the Debtors and the Secured Party have caused this Security Agreement to be executed, as an instrument under seal, by their respective officers thereunto duly authorized, as of the date first above written.

                                         ALKERMES, INC.

                                         By /s/ Michael Landine
                                           ------------------------------------
                                           Name: Michael Landine
                                           Title: Senior Vice President and CFO


                                         ALKERMES CONTROLLED
                                         THERAPEUTICS, INC.

                                         By /s/ Michael Landine
                                           ------------------------
                                           Name: Michael Landine
                                           Title: Vice President


                                         ALKERMES CONTROLLED
                                         THERAPEUTICS INC. II

                                         By /s/ Michael Landine
                                           ------------------------
                                           Name: Michael Landine
                                           Title: Vice President


                                         FLEET NATIONAL BANK

                                         By /s/ Catherine Bruton
                                           ------------------------
                                           Name: Catherine Bruton
                                           Title: VP

EXHIBIT A - Equipment list

EXHIBIT B - Locations in which Equipment is located, including owners of real estate

                                                            Exhibit A
                                                            1994 Loan Collateral

Equipment List Cumulative
Date of                                                                        Total
Purchase      Company                    Description                         Invoice       Freight      Sales Tax          Net
--------------------------------------------------------------------------------------------------------------------------------

10/1/92       Tech Computer              Mac Classic II                      1,233.75                      58.75        1,175.00
10/1/92       Tech Computer              Mac Mono Display                      246.75                      11.75          235.00
10/1/92       Tech Computer              Quandra 950                         9,968.70                     474.70        6,695.00
                                         20" Trinitron                                                                  2,799.00
10/9/92       Matrix Technologies        Cellroll Standard                   2,955.00        10.00                      2,945.00
10/2/92       Fisher Scientific          Balance                             1,522.61        12.61                      1,510.00
10/1/92       Tech Computer              Ethernet LC                           636.30                      30.30          606.00
10/15/92      Fisher Scientific          Centrifuge                          2,103.60         8.60                      2,095.00
10/30/92      Gilson Medical             Microfractionator                   2,808.64        18.64                      1,395.00
                                         Microfractionator                                                              1,395.00
10/19/92      Universal Imaging          Isolation System                    1,435.00       120.00                      1,315.00
10/30/92      Lexington Alarm            Temperature System                 10,181.00                                  10,181.00
10/29/92      GIBCO BRL                  Sequencing Gel                      2,130.00                                   1,570.00
                                                                                                                          280.00
                                                                                                                          280.00
10/30/92      Inspection Tech.           Thermal Printer                     8,693.00       165.00                      3,876.00
                                         Monitor, panasonic                                                               357.00
                                         Sony VHS recorder                                                                485.00
                                         RGNB Flash-sync camera                                                         3,810.00
10/23/92      Harris Manufacturing       Chart Recorders                     2,597.14         9.14                      2,588.00
10/13/92      Tech Computer              Laserwriter III                     3,076.50                     146.50        2,930.00
10/1/92       Voice Systems              Telephone Sets                      1,968.75                      93.75        1,875.00
10/22/92      American Express           Color Portables                       627.47                                     627.47
11/9/92       VWR Scientific             Catalytic Apparatus                 1,692.00                                   1,692.00
11/12/92      Tech Computer              2 MB Set                              378.00                      18.00          360.00
11/13/92      Tech Computer              Mac Classic Deskwriter              3,371.55                     160.55        3,211.00
11/20/92      Jouan, Inc.                Rotor, Buckets                      1,823.42         5.42                      1,818.00
11/19/92      American Instr. Ex.        UV Monitor                          1,459.33         9.33                      1,450.00
11/19/92      Millipore                  Auto Sampler                       35,903.60        88.60                     25,510.00
                                                                                                                       10,305.00
11/20/92      Nynex Meridien             Digital Line Card                   3,399.00                     159.00        3,240.00
11/13/92      VWR Scientific             Pb Meter                            1,525.75                                   1,525.75
                                         Balance                             1,596.00                                   1,596.00
11/30/92      VWR Scientific             Diluter Dispen.                     4,495.50                                   4,495.50
11/30/92      Jouan, Inc.                Centrifuge                          3,209.07        59.07                      3,150.00
12/29/92      Avestin Inc.               Homogenizer                         3,860.00       160.00                      3,700.00


Date of
Purchase         Serial No               Model No
--------------------------------------------------------
10/1/92          SG2527INGD21            M1542LL/A
10/1/92
10/1/92          F82860A                 M6710LL/A
                                         STD9752
10/9/92          2538                    186000
10/2/92                                  01 911 174
10/1/92                                  M0443LL/B M0437
10/15/92                                 S415C
10/30/92         129H2182                121011
                 129H2190                12011
10/19/92
10/30/92
10/29/92                                 S2 11C5SC CM5JC2
                                         1070HH CKVJ03
                                         1070HL CBCJ03
10/30/92         SN117307                SV-S6600
                 B22380425               CT-1383Y
                 S01-0012494-4           SVO-1410

10/23/92                                 6171-20A
10/13/92         CA221KEW                B0814LL/A
10/1/92                                  M2006
10/22/92
11/9/92                                  19790-000
11/12/92                                 160P&A010
11/13/92                                 ML542LL/A
11/20/92                                 11175338
11/19/92                                 CHROM 1348
11/19/92                                 WAT042465
                                         WAT078500
11/20/92                                 NT8D02AB
11/13/92                                 34104-288
                                         11275-260
11/30/92                                 25227-629
11/30/92         29210255
12/29/92                                 10052

                                                            Exhibit A
                                                            1994 Loan Collateral

Equipment List Cumulative
Date of                                                                        Total
Purchase      Company                    Description                         Invoice       Freight      Sales Tax          Net
--------------------------------------------------------------------------------------------------------------------------------
12/29/92      Beckman Instr.             IV/VIS System                      10,066.84        37.00                     10,029.84
12/29/92      Binary Systems, Inc.       Printer & Hardware                  1,159.75        10.00         54.75        1,095.00
12/30/92      Puffer Hubbard             Refrigerator                        2,980.52       327.52                      2,653.0O
12/4/92       Queue Systems              Incubator                           7,244.00       662.00                      6,582.00
12/8/92       Queue Systems              Incubator                           6,704.00       122.00                      6,582.00
12/3/92       VWR                        Centrifuge                          1,676.00                                   1,676.00
12/30/92      Puffer Hubbard             Refrigerator                        2,729.00                                   2,729.0O
12/18/92      Schleicher & Schuell       Elutrap System                      1,225.45         5.50                      1,219.95
12/22/92      Millipore                  PDA Detector                        9,976.00                                   9,976.00
1/4/93        Tech Computer              Mac IIsi                            2,423.40                     115.40        2,308.00
1/4/93        Tech Computer              Mac IIci                            2,539.95                     120.95        2,194.00
                                         Mono Display                                                                     225.00
1/5/93        Polyfoam Packers           Roto Transporter                      695.19        18.54                        676.65
1/6/93        VWR Scientific             Vacuum Pump                           636.00                                     636.00
1/7/93        VWR Scientific             Vacuum Pump plus                    2,266.05                                   2,266.05
1/7/93        Dell Direct Sales          Computer                            3,510.50        75.00        165.50        3,270.00
1/11/93       Tech Computer              Mac IIci                            4,076.10                     194.10        2,998.00
                                         13" HI Res RGB                                                                   525.00
                                         StyleWriter                                                                      359.00
1/29/93       Amicon                     Cartridge Concentrator              3,301.99         6.95                      3,295.04
1/25/93       Queue Systems              Chest Freezer                       5,593.00       370.00                      5,223.00
1/25/93       Tech Computer              Mac IIci                            2,436.00                     116.00        2,095.00
                                         Mono Display                                                                     225.00
1/29/93       Forma Scientific           Lab Incubators                     28,956.00                                   7,239.00
                                                                                                                        7,239.00
                                                                                                                        7,239.00
                                                                                                                        7,239.00
1/29/93       Tech Computer              Mac Classic II                      1,081.50                      51.50        1,030.00
2/17/93       Computer Marketplace       LaserJet Printer                    2,011.95        18.00         94.95        1,899.00
2/24/93       Hewlett Packard            HPLC System & pump                 53,500.00                                  53,500.00



4/6/93        CCG                        21" Computer Monitor                2,284.00                                   2,284.00
4/9/93        USA Flex                   15" Flat Screen                       496.83        20.88                        475.95
4/1/93        Dell Computer              Dell 466/ME, Base                   3,210.99        75.00        151.24        2,984.75



Date of
Purchase          Serial No               Model No
---------------------------------------------------------
12/29/92         4314984
12/29/92                                 B3-300
12/30/92         ZO3B129576ZB
12/4/92          Y09B128177YB
12/8/92          Y09B128178YB
12/3/92                                  20901-051
12/30/92         ZO9B129922ZB            FC443ABA
12/18/92                                 46179
12/22/92                                 WAT057002 M996
1/4/93           SI-PC2188SHC            M0364L/B
1/4/93           F12480US724             M5718LL/A
                 SG2401TPC97             M0298LL/A
1/5/93                                   301
1/6/93                                   54950-080
1/7/93                                   54950-080
1/7/93                                   220-0082
1/11/93          F124802P                M5718LL/A
                 5296270                 MO401LL/B
                 2E2475223               B043BLL/C
1/29/93                                  54133
1/25/93          N16C132405NC
1/25/93          F123411172              M5718LL/A
                 SG2480W2097             M0298LL/A
1/29/93          35822-06587             3326
                 35822-06588
                 35822-06595
                 35822-06597
1/29/93          SG2481BFD22             M1543LL/A
2/17/93
2/24/93          3247A03961              G1301A
                 2926A03338
                 2623A03422
                 3151A01002
4/6/93
4/9/93           TNL105301S
4/1/93           2CSQN

                                                            Exhibit A
                                                            1994 Loan Collateral

Equipment List Cumulative
Date of                                                                        Total
Purchase      Company                    Description                         Invoice       Freight      Sales Tax          Net
--------------------------------------------------------------------------------------------------------------------------------
4/6/93        Kramer                     Photo Tube HV                       1,613.00        16.00                      1,597.00
4/14/93       Computerland               Inkjet Printer                        764.86        21.20         36.42          707.24
4/8/93        PC Connection              Laserjet Printer                    1,817.00         5.00                      1,812.00
4/22/93       Hewlett Packard            240 MB Hard Disk                      705.60                      33.60          672.00
4/15/93       Stoelting Co.              Stereotaxic                         2,443.14        48.14                      2,395.00
3/30/93       Dell Computer              4 Dell 466/ME, Base                13,001.98       308.00        612.48       12,081.50
2/24/93       Millipore Corp.            Vendor Computer                     3,000.00                                   3,000.00
4/30/93       VWR                        Orbit Shaker                        1,045.00                                   1,045.00
3/31/93       Infotech                   Mac Centris                         1,886.10        15.00         89.10        1,782.00
4/19/93       Dell Computer              4 8MB RAM                           1,642.28                      78.20        1,564.08
4/22/93       Computerland               Mac Centris                         3,699.49        19.50        176.17        3,503.00
4/21/93       Electro-Steam              Steam Generator                     4,195.00                                   4,195.00
4/16/93       Digital Equip. Corp.       4MB 245 IDE                         4,669.27        50.32        219.95        4,399.00
4/6/93        ELI Computers, Inc.        Star Printer NX-1020                  548.00       149.00                        399.00
4/7/93        ELI Computers, Inc.        Microsoft Mouse                        89.95                                      89.95
4/15/93       ELI Computers, Inc.        386 SX 33 MHZ                       1,399.00                                   1,399.00
4/23/93       Farallon Computing         PhoneNET SC                         1,595.00                                   1,595.00
4/1/93        Fisher                     Drying Chamber                      1,050.94        10.94                      1,040.00
4/30/93       Micro Video                3-Way Trinocular Head               1,713.89         2.94                      1,710.95
4/3/93        Millipore                  20104861 MS                        78,342.98        64.98                     22,297.50
                                         100DL 600E                                                                    13,950.00
                                         M717 Autosampler                                                              22,500.00
                                         REF 470 Fluor                                                                  5,940.00
                                         486 Analytical                                                                13,590.50
4/14/93       USA Flex                   Multisync 15"                       6,117.70       177.70                        594.00
                                                                                                                          594.00
                                                                                                                          594.00
                                                                                                                          594.00
                                                                                                                          594.00
                                                                                                                          594.00
                                                                                                                          594.00
                                                                                                                          594.00
                                                                                                                          594.00
                                                                                                                          594.00
4/21/93       Hewlett Packard            HP Vectra 486/33N                   1,208.59                      57.55        1,151.04
4/29/93       Fisher Scientific          Bal EL MT5                          7,652.00        34.00                      7,618.00


Date of
Purchase        Serial No               Model No
--------------------------------------------------------
4/6/93
4/14/93         3307S77294
4/8/93          USBC065001
4/22/93                                 D1697A
4/15/93
3/30/93
2/24/93
4/30/93                                 57018-855
3/31/93         F2309LOACN7
4/19/93                                 4310-3335
4/22/93         SF1313DYDCA2
4/21/93                                 LG30-H
4/16/93                                 FR-PCT35/PCXAG
4/6/93                                  NX-1020
4/7/93
4/15/93
4/23/93                                 PN597
4/1/93                                  1D 269 12
4/30/93                                 842147 T2
4/3/93                                  WAT042358
                                        WAT062710
                                        WAT078505
                                        WAT038480
                                        WAT080690
4/14/93         08119657 32NO9558H
                08119657 32NO9971H
                08119657 32NO9972H
                08119657 32NO9994H
                08119657 32NO9977H
                08119657 32NO9993H
                08119657 32NO9761H
                08119657 32NO9969H
                08119657 32N10000H
                08119657 32N13824A
4/21/93                                 D2629A
4/29/93                                 01 913 275


                                                            Exhibit A
                                                            1994 Loan Collateral

Equipment List Cumulative
Date of                                                                        Total
Purchase      Company                    Description                         Invoice       Freight      Sales Tax          Net
--------------------------------------------------------------------------------------------------------------------------------
4/1/93        FTS Systems                Lyopholizer System                 39,419.10       274.10                     23,350.00
                                                                                                                        8,975.00
                                                                                                                        3,100.00
                                                                                                                        3,720.00
5/28/93       Office Pavilion            Pedestal Files                      5,090.55                     242.41        4,848.14
6/11/93       E I Holt                   Kitchen Chairs                        480.00                                     480.00
6/11/93       E I Holt                   Desks, Files, Chairs               19,226.55       339.00        915.55       17,972.00
6/11/93       E I Holt                   Conference Chairs                  -1,745.00                                  -1,745.00
5/31/93       Fisher                     Incubator                           1,122.00                                   1,122.00
5/4/93        Inspection Technologies    VHS Recorder                          594.34        19.34                        575.00
5/18/93       Office Environments of NI  Two Drawer Files                      625.09                      29.77          595.32
5/19/93       Nynex Meridien             Telephones                         28,384.29     2,475.00      1,233.77       24,675.52
5/28/93       Infotech                   Macintosh LC III                    5,704.85        38.00        269.85        1,193.00
                                         Macintosh LC III                                                               1,193.00
                                         Macintosh LC III                                                               1,193.00
                                         Centris/keyboard                                                               1,818.00
5/28/93       Infotech                   32MG Tape Backup                   10,609.30        40.00        503.30       10,066.00
5/28/93       Infotech                   Macintosh Centris                   3,157.40        20.00        149.40        2,988.00
5/28/93       Computerland               4 Mac Centris                       7,803.48        28.25        371.59        1,690.91
                                                                                                                        1,690.91
                                                                                                                        1,690.91
                                                                                                                        1,690.91
                                         Keyboards                                                                        640.00
6/1/93        First Source International DEC pc 16MB                           663.50        14.50                        649.00
6/1/93        Comport Consulting         DEC Laptop                          5,212.25        39.00        248.25        2,325.00
                                                                                                                        2,600.00
6/2/93        PC Connection              Monitor                             1,670.00         5.00                      1,665.00
6/3/93        Millipore                  Data Interface                      7,005.82        10.82                      3,100.00
                                                                                                                          215.00
                                                                                                                        3,680.00
6/3/93        Infotech                   Mac Quadra                          3,986.70        24.00        188.70        3,774.00
6/8/93        Network Resources Corp     MultiGate Hub 2                    12,798.10        70.00        606.10        6,061.00
                                                                                                                        6,061.00
6/8/93        DSC Services               CK2 Microscope                      3,164.00                                   3,164.00
6/8/93        BlackBox Corp              CSU/DSU                             3,248.80        11.90                      1,618.45
                                                                                                                        1,618.45


Date of
Purchase      Serial No               Model No
---------------------------------------------------
4/1/93        TS029301
              FD029309
              CR029301

5/28/93
6/11/93
6/11/93
6/11/93
5/31/93                               11 639B
5/4/93                                SVO-1410
5/18/93
5/19/93
5/28/93       F5419AX5VA2
              F5319QU7VA2
              F5319AXGVA2
              R2814HRRON7
5/28/93       F33183X6687
5/28/93       F13197KHCA8
5/28/93       SF2307MSUCN7
              SF2303HD4CN7
              SF2309N3GCN7
              SF2309N36CN7
                                      APPL-D515D
6/1/93                                DEC16-AMCE
6/1/93                                FR-PCP34-DA
                                      FR-PCX AR-AD
6/2/93                                MAGIN MX17H
6/3/93                                WAT088245
                                      WAT087192
                                      WAT200413
6/3/93        F33058ZMCC7
6/8/93        44-13632360
              44-13633312
6/8/93
6/8/93        9305997
              9304984

                                                            Exhibit A
                                                            1994 Loan Collateral


Equipment List Cumulative
Date of                                                                        Total
Purchase      Company                    Description                         Invoice       Freight      Sales Tax          Net
--------------------------------------------------------------------------------------------------------------------------------
6/10/93       Comtronics                 Portable Radio                      1,872.75        30.00         87.75        1,755.00
6/10/93       Comport Consulting         Color Monitor                       1,953.00                      93.00        1,860.00
6/10/93       Computerland               LaserJet 4SI                        3,716.00        82.65        176.95        3,456.40
6/16/93       CompUSA                    APC Smart                           2,995.00        25.00                      2,970.00
6/17/93       CompUSA                    NEC                                 5,032.00        25.00                      5,007.00
6/17/93       Dell Direct Sales          Dell 466/L Base                     5,029.78       150.00        236.18        4,643.60
6/21/93       USA Flex                   Multisync                           6,112.68       172.68                        594.00
                                                                                                                          594.00
                                                                                                                          594.00
                                                                                                                          594.00
                                                                                                                          594.00
                                                                                                                          594.00
                                                                                                                          594.00
                                                                                                                          594.00
                                                                                                                          594.00
                                                                                                                          594.00
6/22/93       Dell Direct Sales          Dell 466/L Base                     2,514.89        75.00        118.09        2,321.80
6/22/93       Digital Equipment          MTE                                 2,679.20        50.00        125.20        2,504.00
6/22/93       Hewlett Packard            Quaternary pump                    41,417.00                   1,932.00       12,606.92
                                         Series autosampler                                                             7,445.76
                                         Wavelength detector                                                            5,518.08
                                         Fluorescence detector                                                          8,014.08
                                         ODS                                                                              178.56
                                         ChemStation software                                                           5,721.60
6/23/93       Alliance Peripheral        Hard Drive                          1,624.08        35.08                      1,589.00
6/29/93       ISCO                       Three Channel Pump                  1,187.00                                   1,187.00
7/2/93        Infotech                   CD Rom                                567.45        12.00         26.45          529.00
7/6/93        Dell Direct Sales          Dell 466/L Base                     2,299.82                     109.52        2,190.30
7/8/93        Comport Consulting                                             1,322.26        23.30         62.96        1,236.00
7/13/93       CompUSA                    APC Smart                             860.00                                     860.00
7/13/93       Digital Equipment          DADECpc                             2,853.95        20.00        134.95        2,699.00
5/28/93       Fisher                     Bal XD-2                            5,782.62        36.62                      1,460.00
                                         Balance                                                                        3,296.00
                                         Pres holder                                                                      990.00
6/7/93        Baxter                                                         4,696.66       152.66                      4,544.00
6/7/93        Baxter                                                         6,363.66       152.66                      6,211.00


Date of
Purchase          Serial No               Model No
-----------------------------------------------------
6/10/93                                   P94YPC20A2A
6/10/93                                   FR-PCXAV-EA
6/10/93                                   HPCD-E4010/X4010
6/16/93
6/17/93
6/17/93
6/21/93           08119657 33M15852H
                  08119657 33M15826H
                  08119657 33M15822H
                  08119657 33M15835H
                  08119657 33M15853H
                  08119657 33M15846H
                  08119657 33M15816H
                  08119657 33M15827H
                  08119657 33M15828H
                  08119657 33M15834H
6/22/93
6/22/93                                   FR-PCT73
6/22/93           3317A02049
                  3315A02101
                  3225101728
                  1317G02464

                  0000A00000
6/23/93
6/29/93                                   681610010
7/2/93            F33183X6687
7/6/93
7/8/93                                    FR-PCXBV-BC
7/13/93                                   433542
7/13/93                                   FR-PCP34
5/28/93                                   01 913 2E
                                          01 913 431
                                          09 753 25J
6/7/93                                    R3855-10A
6/7/93                                    R3820-20A


                                                            Exhibit A
                                                            1994 Loan Collateral

Equipment List Cumulative
Date of                                                                        Total
Purchase      Company                    Description                         Invoice       Freight      Sales Tax          Net
--------------------------------------------------------------------------------------------------------------------------------
6/7/93        Sonics & Materials                                             3,209.19        14.19                      3,195.00
6/7/93        Fisher                                                         1,418.28        33.28                      1,385.00
6/29/93       E I Holt Inc.              Desks                               1,236.70        25.00         57.70        1,154.00
7/6/93        E I Holt Inc.              Chairs                              1,722.00                      82.00        1,640.00
7/6/93        E I Holt Inc.              Files                                 312.90                      14.90          298.00
7/13/93       Monroe                     Files                               1,044.75                      49.75          995.00
6/8/93        Dell Direct Sales          486SX/25 Base                       1,545.95        75.00         71.95        1,399.00
6/23/93       Select Sales               Drive External                      1,970.63        10.63                      1,960.00
6/18/93       FTS Systems                Lyopholizer System                 38,605.00                                  22,550.00
                                                                                                                        9,650.00
                                                                                                                        2,675.00
                                                                                                                        3,730.00
6/18/93       Harris Manufacturing                                           7,045.54       140.54                      6,905.00
7/6/93        Cole Parmer                Digistatt Drive                     1,395.00                                   1,395.00
7/6/93        ISCO                       Absorbance Detector                 3,471.87        21.87                      3,450.00
7/6/93        Sonics & Materials         Ultrasonic Processor                3,207.26        12.26                      3,195.00
7/9/93        Pope Scientific            Pressure Vessel                     1,063.00        19.23                      1,043.77
6/30/93       Fisher                     Syringe Pump                        1,675.69        10.69                      1,665.00
6/18/93       Fisher                     Syringe Pump                        1,674.28         9.28                      1,665.00
6/22/93       NESLAB                     RTE-211                             2,345.00                                   2,345.00
6/23/93       McMaster Carr              Lift Table                          1,647.29                                   1,647.29
7/13/93       Sonics & Materials         Ultrasonic Processor                3,209.19        14.19                      3,195.00
7/16/93       Perkin Elmer                                                   1,512.00                                   1,512.00
7/16/93       Perkin Elmer               Thermal analyst system             35,345.41       100.41                     35,245.00
6/23/93       Plastic Structures                                             1,746.00                                   1,746.00
7/22/93       Computerland               Starconnector                         694.17         8.25         33.05          652.87
7/23/93       Millipore                  Powerline Conductivity              8,083.75         8.75                      8,075.00
7/23/93       Micro Video                Various                            15,106.59        12.04                     15,094.55
7/23/93       Sharp                      Copier System                       3,780.00                     180.00        3,600.00
7/26/93       Avnet Computer             Scanner                             1,513.50        35.50                      1,478.00
7/27/93       Fisher Scientific          Circulator                          1,709.33        21.83                      1,687.50
7/29/93       Micro Video                High Resolution Coup                  569.85         4.60                        565.25
8/5/93        Phoenix                    Sliding Microtome                   3,800.00                                   3,800.00
8/31/93       Omega #001423              Function Recorder                   1,586.90        11.90                      1,575.00
8/31/93       VWR #001511                Balance                             2,695.00                                   2,695.00
9/30/93       VWR                        Alarm System                        5,722.04       200.00                      5,522.04


Date of
Purchase        Serial No               Model No
----------------------------------------------------
6/7/93                                   VC-600
6/7/93                                   04 977 13KM
6/29/93
7/6/93
7/6/93
7/13/93                                  FR8888
6/8/93
6/23/93                                  WT4000DE-0N
6/18/93          TS049301
                 FD049302
                 VP049305

6/18/93          S25C-140156-TC
7/6/93                                   G-07522-00
7/6/93                                   67094D715
7/6/93                                   VCX-600
7/9/93
6/30/93                                  14 831 45
6/18/93                                  14 831 45
6/22/93                                  D 115/60
6/23/93                                  2847T91
7/13/93                                     VC-680
7/16/93                                  NEC4FG
7/16/93                                  OSC-7 117V
6/23/93
7/22/93                                  FARL-202965
7/23/93                                  WAT007727
7/23/93
7/23/93                                  S17800/A12
7/26/93                                  CG01000
7/27/93                                  13 874 76X
7/29/93                                  M21HRP100-NIK
8/5/93
8/31/93                                  CT485RS / RD-2010
8/31/93                                  11275-466
9/30/93                                  55768-252



                                                            Exhibit A
                                                            1994 Loan Collateral

Equipment List Cumulative
Date of                                                                        Total
Purchase      Company                    Description                         Invoice       Freight      Sales Tax          Net
--------------------------------------------------------------------------------------------------------------------------------

9/30/93       Edwards                    Lyoflex 08 F/D                    167,007.00                                 167,007.00
8/26/93       Infotech                   Mac Centris 610                     1,583.15        26.00         74.15        1,483.00
8/30/93       Data Comm                  Ethernet Converter                  1,105.65                      52.65        1,053.00
8/30/93       Digital                    DEC pc                              2,637.62         8.67        129.95        2,499.00
8/30/93       Mac Warehouse              Table                                 736.95         3.00         34.95          699.00
9/3/93        Fisher                     Micro Osmette                       3,379.60        29.50                      3,350.10
9/10/93       Jouan                      Centrifuge                          5,897.48        97.48                      5,800.00


              TOTAL                                                      1,020,991.64     8,743.17     12,163.95    1,000,084.52


Date of
Purchase      Serial No               Model No
-------------------------------------------------

9/30/93                               Z186700
8/26/93       S13233L7EO4
8/30/93
8/30/93                               FR-PCP34
8/30/93                               INPO272
9/3/93                                12 827 7
9/10/93       49308027

                                                            Exhibit A
                                                            1994 Loan Collateral

ALKERMES/ACTI FIXED ASSET LIST

Date of                                                                                                 Total
Purchase      Company                       Description                                   Ref #         Invoice
-----------------------------------------------------------------------------------------------------------------
ALKERMES EQUIPMENT
9/27/93       Amicon                        S10 Cartridges & headerkit                   122267         1,945.23
10/5/93       Amicon                        DC10 pump and reservoir                      122506         8,959.36
10/13/93      Applied Biosystems            Protein sequencer                            122510        85,725.00
11/11/93      Avnet                         Fujitsu Scan partner 10                      123807         1,597.36
12/17/93      Avnet                         Fujitsu scan partner 10                      124548         1,597.36
10/8/93       Best Power Tech               Uninterruptible power system                 122866         3,067.72
12/14/93      Boston Ship                   Refrigerator                                 124127           455.00
10/8/94       Boston Ship Service           Refrigerator / freezer                       121971         1,376.55
10/25/93      Boston Ship Service           Freezer                                      122364           427.00
3/1/94        Braintree Scientific          Rodent Guillotine                            126536         1,431.18
3/22/94       CDW Computer Centers          MAG Innovision                               127195           943.22
3/29/94       CDW Computer Centers          Western Dig Caviar                           127206           285.28
1/10/94       CDW Computer Centre           21" colour monitor                           125288         2,289.14
2/1/94        CDW Computer Centres          Toshiba laptop                               125876         2,447.59
10/6/93       Comport Consulting            DECPC Mono US                                122540         3,161.03
9/24/93       Comport Consulting            15" Colour monitor                           122541           531.30
1/5/94        Comtronics                    Motorola Radius Portable Hand                124794         1,316.50
9/7/93        Costar Corp                   Cellcube oxygenator, pump, controller        122974        25,929.00
9/30/93       Costar Corporation            Cart                                         122544         6,780.00
10/20/93      Costar Corporation            Cellcube                                     122773         2,695.27
10/18/93      Costar Corporation            Cellcube                                     123276           765.00
10/25/93      Costar Corporation            CellCube module                              123232         3,084.48
9/29/93       Coulter Tech Centre           Optical bench, micro volume system           122251        64,650.43
3/11/94       Data Comm Warehouse           Universal Print Server                       127204           699.00
11/8/93       Dell USA                      Dell kit performance                         123411           842.65
10/29/93      Dell USA                      Dimension 466v/XPS medium x 2                123656         7,280.70
1/18/94       Dell USA                      Dell 466/L base                              125620         3,332.03
10/28/93      Diatome US                    Diatome knife                                123264         2,400.00
9/22/93       Eger Engineering Corp         Scotsman Ice Flaker                          121551         1,825.00
12/8/93       First Source International    16 MB memory kit                             124488           808.00
1/31/94       First Source International    Memory for toshiba laptop                    125633           246.95
11/17/93      Fisher Scientific             Histoslide microtome                         123789         5,535.00
10/19/93      Fisher Scientific             Mettler Balance                              122778         2,865.00
12/15/93      Fisher Scientific             Micro Centrifuge 13k/m                       124449         1,398.90
2/8/94        Fisher Scientific             Rotor Horizontal                             125903         2,077.71
2/2/94        Fisher Scientific             Circ Digital                                 125905         1,405.00
3/24/94       Fisher Scientific             Centrifuge 10KBR                             127296         4,576.56
10/31/93      Groen                         Quart kettle                                 123777         2,465.00
2/22/94       Harvard Apparatus, Inc.       Homeothermic blanket system                  126168         2,589.66
3/15/94       Hewlett Packard               Amino acid analyser unit                     126734        63,501.70
9/10/93       Infotech                      CD300 CD ROM                                 121610           817.40
9/9/93        Infotech                      NEC 3FGE 15" monitor x 8                     121806         5,414.60
9/23/93       Infotech                      Mac Centris CPU x 2                          122209         3,171.20
9/27/93       Infotech                      Enet retiming module                         122230           569.95


Date of
Purchase     Freight   Sales Tax      Net     Serial#
-----------------------------------------------------------
9/27/93         3.23        0.00     1,942.00
10/5/93        39.36        0.00     8,920.00
10/13/93      445.00        0.00    85,280.00 9208121J
11/11/93       26.11        0.00     1,571.25 3050070
12/17/93       26.11        0.00     1,571.25 N/A
10/8/93       237.97      134.75     2,695.00
12/14/93        0.00        0.00       455.00
10/8/94         0.00       65.55     1,311.00
10/25/93        0.00        0.00       427.00
3/1/94         11.18        0.00     1,420.00
3/22/94        21.22        0.00       922.00 MH1334009299U
3/29/94        22.28        0.00       263.00
1/10/94        64.19      105.95     2,119.00 26897083
2/1/94         33.64      114.95     2,299.00 12338401
10/6/93        22.25      150.53     2,988.25
9/24/93        41.00       25.30       465.00
1/5/94         25.00       61.50     1,230.00
9/7/93          0.00        0.00    25,929.00
9/30/93        30.00        0.00     6,750.00
10/20/93       27.77        0.00     2,667.50
10/18/93        0.00        0.00       765.00
10/25/93       24.48        0.00     3,060.00
9/29/93       170.43        0.00    64,480.00
3/11/94         0.00        0.00       699.00
11/8/93         5.00       39.89       797.76
10/29/93      150.00      346.70     6,784.00
1/18/94        75.00      156.29     3,100.74
10/28/93        0.00        0.00     2,400.00 MS6966
9/22/93         0.00        0.00     1,825.00
12/8/93         9.00        0.00       799.00
1/31/94         6.50       11.45       229.00
11/17/93        0.00        0.00     5,535.00
10/19/93        0.00        0.00     2,865.00
12/15/93        0.00        0.00     1,398.90
2/8/94          0.00        0.00     2,077.71
2/2/94          0.00        0.00     1,405.00
3/24/94         0.00        0.00     4,576.56
10/31/93       50.00        0.00     2,415.00
2/22/94         9.66        0.00     2,580.00
3/15/94         0.00        0.00    63,501.70
9/10/93        11.00       38.40       768.00
9/9/93         47.00      255.60     5,112.00
9/23/93        17.00      150.20     3,004.00 XB3375VHCN7
9/27/93         4.00       26.95       539.00



                                                            Exhibit A
                                                            1994 Loan Collateral

ALKERMES/ACTI FIXED ASSET LIST

Date of                                                                                                 Total
Purchase      Company                       Description                                   Ref #         Invoice
-----------------------------------------------------------------------------------------------------------------
9/29/93       Infotech                      Powerbook 180c w/modem                       122259         4,104.45
9/23/93       Infotech                      Mac Centris CPU  x 2                         122391         3,171.20
9/9/93        Infotech                      Laserwriter control board  x 2               121814         1,793.40
11/16/93      Infotech                      Mac Quadra HD  x 2                           123813         4,746.05
11/19/93      Infotech                      Powerbook 180c w/modem                       123831         2,807.80
11/29/93      Infotech                      Laserwriter sheet feeder                     123914           422.20
11/15/93      Infotech                      Laserwriter envel. feeder                    123915           349.10
11/16/93      Infotech                      MacQuadra HD  x 6                            123940        11,725.00
11/17/93      Infotech                      Laser pro 630 w/toner ct                     124032         2,067.65
12/27/93      Infotech                      NEC 3FGE 15" monitor  x 2                    124799         1,357.90
1/6/94        Infotech                      HP laserjet mx printer                       125229         4,876.20
1/11/94       Infotech                      MacQuadra HP  x 5                            125254         9,643.35
1/11/94       Infotech                      Duplex option LJIIISI                        125317         1,716.45
1/27/94       Infotech                      HP Laserjet printer                          125642         4,802.20
1/27/94       Infotech                      NEC monitor  x 5                             125643         3,388.75
2/22/94       Infotech                      Farallon transceiver  x 2                    126195         2,128.70
3/2/94        Infotech                      Etjerware PB Adaptor                         126531         1,679.50
3/24/94       Infotech                      Power MAC/Apple Extended Keyboard            126968         1,924.80
9/23/93       ISCO Inc                      L C System 125                               122257         5,884.20
1/14/94       Kopf Instruments              Micro injection unit                         125135         2,200.80
10/15/93      Kramer Scientific Corp        Large Boomstand/Base/Ojb chair               123278         2,584.35
10/14/93      Kramer Scientific Corp        Near coax vert illum / DB & acces.           123277         2,058.05
2/11/94       Lab Craft Corporation         HPLC cart, modified                          125751         1,580.15
12/3/93       MacWarehouse                  4 meg simms poweruser                        124202           541.40
11/15/93      MacWarehouse                  CD-Rom Upgrade                               123893           208.95
2/2/94        MacWarehouse                  Diskdrive, transl, & recharging system       125816         1,450.85
3/1/94        Mac Warehouse                 Supra Fax Modem                              126528           568.90
2/16/94       Millipore Corporation         Lamp for 470 fluorescence detector           126199         1,318.00
12/22/93      Millipore Corporation         Lamp for 470 fluorescence detector           124587         1,318.00
12/29/93      Millipore Corporation         2020 server A/O, VMS/PW & acces.             124775        71,226.08
3/2/94        Millipore Corporation         Custom 2020 vms/pv server                    127523        32,900.00
3/21/94       Millipore Corporation         470 Lamp ASSY Ref                            127424         1,384.00
9/13/93       Network Resource Corp         Hub1 + 24-port w/BNC                         121800         3,449.60
12/31/93      P C Connection                HP Laserjet printer                          124613         2,182.54
2/2/94        P C Connection                Farallon etherware PC                        125807           203.95
9/30/93       Perspective Biosystems        Biocad work Station/HP Deskjet               123127        69,500.00
3/6/94        San Jose National Bank        HUB 10-Base/Localtalk/Patch Panel            126881         4,490.35
3/10/94       Security Photo Corp           Single Punch Die Cutter/Laminator...         126905         2,060.10
11/11/93      Select Sales                  AST Bravo / WYSE monitor                     123836           547.88
3/2/94        Shiva Corporation             Landrover for Apple Remote                   126703         2,632.95
3/7/94        Staples                       IBM Wheelwriter                              126642           524.99
9/21/93       Stoelting Co                  Stereotaxic instrument                       122042         2,426.76
1/20/94       Stoelting Co                  MacLab/8 system                              125634         8,931.00
1/27/94       Stoelting Co                  Pressure transducer                          125635         2,261.54
11/19/93      Technology Works              SIMM, 1Mx32 & 2Mx32                          123862         2,919.00

Date of
Purchase     Freight   Sales Tax        Net   Serial#
-----------------------------------------------------------
9/29/93          50.00      195.45   3,859.00 FC321NFN797
9/23/93          17.00      150.20   3,004.00 XB337SWCKCN7
9/9/93          190.00       85.40   1,518.00
11/16/93         20.00      225.05   4,501.00 FC#450J51CH
11/19/93         69.00      132.80   2,606.00 FC320P75797
11/29/93         19.00       19.20     384.00 FC320P75797
11/15/93         11.00       16.10     322.00 FC320P75797
11/16/93         70.00      555.00  11,100.00 FC3450H01CH
11/17/93         17.00       97.65   1,953.00 F132711L108
12/27/93         16.00       63.90   1,278.00
1/6/94           84.00      228.20   4,564.00
1/11/94          60.00      456.35   9,127.00 FC3501PN1CH
1/11/94          27.00       80.45   1,609.00
1/27/94          10.00      228.20   4,564.00
1/27/94          34.00      159.75   3,195.00
2/22/94          14.00      100.70   2,014.00
3/2/94           10.00       79.50   1,590.00
3/24/94          18.00       90.80   1,816.00 M2196LL/AA
9/23/93           0.00      280.20   5,604.00
1/14/94          12.80        0.00   2,188.00
10/15/93         26.00        0.00   2,558.35
10/14/93         26.00        0.00   2,032.05
2/11/94          87.50        0.00   1,492.65
12/3/93           3.00       29.40     509.00
11/15/93          0.00        9.95     199.00
2/2/94            3.00       68.95   1,378.90
3/1/94            0.00        0.00     568.90
2/16/94           5.00        0.00   1,313.00
12/22/93          5.00        0.00   1,313.00
12/29/93         46.08        0.00  71,180.00
3/2/94            0.00        0.00  32,900.00
3/21/94           5.00        0.00   1,379.00
9/13/93          35.00      162.60   3,252.00 44-05247290
12/31/93          5.00      103.69   2,073.85
2/2/94            5.00        0.00     198.95
9/30/93           0.00        0.00  69,500.00
3/6/94           31.00      212.35   4,247.00
3/10/94          87.00       98.10   1,875.00
11/11/93         12.38       25.50     510.00
3/2/94            9.00      124.95   2,499.00 LE110561
3/7/94            0.00       25.00     499.99
9/21/93          31.76        0.00   2,395.00
1/20/94          51.00        0.00   8,880.00
1/27/94          11.54        0.00   2,250.00
11/19/93          0.00      139.00   2,780.00


                                                            Exhibit A
                                                            1994 Loan Collateral

ALKERMES/ACTI FIXED ASSET LIST

Date of                                                                                                 Total
Purchase      Company                       Description                                   Ref #         Invoice
-----------------------------------------------------------------------------------------------------------------
ALKERMES EQUIPMENT
9/30/93       USA Flex                      CD-ROM Bare Drive                            122207           593.95
9/20/93       VWR                           Electronic Microbalance                      122016         6,950.00
2/17/94       VWR Scientific                Filtration unit - hazard waste               126254         1,274.72
2/24/94       VWR Scientific                Gravity feed - liquid nitro. vacuum pump     126398         1,108.82
FY 1995:
6/22/94       AJ Buck                       Inlet/Outlet Adapter                         131877           180.62
6/10/94       AJ Buck                       Fluotec Mark III Vaporizer                   131878         4,135.14
8/26/94       Beckman                       Ultracentrifuge 60HZ                         131956        38,476.50
8/10/94       Business Interiors            Lateral File 4 Shelf                         131027           791.62
5/17/94       CDW Computer Centers          Mag Innovision                               128916           943.22
6/3/94        Comport Consulting Gp         Seagate disk drive w/bkts                    129620         1,653.75
4/12/94       CompUSA                       Compact lte lite/25                          127562         2,003.50
4/21/94       Computerland                  HP Jet store 5000                            128232         1,636.36
7/15/94       Dell Computer                 16MB.  RAM                                   130577           799.00
7/19/94       Dell Computer                 SIMM,8MB. RAM                                130614         1,206.00
7/26/94       Dell Computer                 16MB. RAM                                    130616           807.00
10/12/94      Dell Direct Sales             Dell 590/XL Base w/256K                      133272         2,793.70
3/29/94       Dell USA                      Dell 466/L Base                              129190         2,124.30
11/28/94      Digital Equipment             Celebris FP 590 System                       134359         3,924.55
4/13/94       Digitial                      Dec PC plus acces                            129192         1,717.40
4/25/94       E I Dupont                    Sorvall Centrifuge                           128022        15,000.00
5/16/94       F&P Engineering Corp          Air system equipment                         128652         5,828.00
8/9/94        Fisher Scientific             Mettler Analytical Balance AE100             131349         1,822.84
8/29/94       Fisher Scientific             Leica BA 120 Microscope                      131834         1,040.00
10/21/94      Fisher Scientific             AE 100 Balance                               133461         1,820.00
11/11/94      Fisher Scientific             115V EL Balance                              134034         4,265.00
4/29/94       Geneva                        Solomon computer purchase                    127675           767.55
5/3/94        Geneva                        Solomon computer purchase                    127675         3,070.20
5/20/94       Geneva                        Solomon computer purchase                    127675         5,433.75
4/26/94       Geneva                        Solomon computer purchase                    127675        11,733.75
5/13/94       Geneva                        Solomon computer purchase                    127675        18,945.15
5/24/94       Geneva                        Solomon computer credit                      127675        -5,250.00
5/23/94       Geneva                        Solomon computer credit                      128785        -5,250.00
4/15/94       Hewlett Packard               Single instrumt 2D chemstation + acces       129193        11,014.00
11/15/94      Hewlett Packard               1090 HPLC Sys.                               134173         3,833.00
9/26/94       IKA-Works, Inc.               Flow Chamber                                 132711         2,284.36
10/21/94      Imaging Research              MCID Turnkey System                          133637        21,825.00
6/10/94       Infotech                      Multiscan 17" display                        129343         1,015.55
6/9/94        Infotech                      Powerbook 540 etc.                           129344         7,265.00
6/10/94       Infotech                      pwrbk w/modem etc                            129626         1,011.50
6/15/94       Infotech                      pwrbk w/modem etc                            129381         2,977.00
6/13/94       Infotech                      Laser jet M Plus                             129559         2,172.25
6/21/94       Infotech                      HP Paper Tray Sheet                          129839           269.05
7/12/94       Infotech                      Powerbook Duo DOC II                         130332         3,596.80
7/31/94       Infotech                      MAC Color Classic 4/80                       129889           701.80

Date of
Purchase   Freight   Sales Tax       Net    Serial#
---------------------------------------------------------
9/30/93       14.95        0.00       579.00 3660C17599
9/20/93        0.00        0.00     6,950.00 30
2/17/94        0.00        0.00     1,274.72
2/24/94        0.00        0.00     1,108.82
FY 1995:
6/22/94
6/10/94                    8.60       172.02
8/26/94        0.00      207.19     3,927.95
8/10/94        0.00                38,476.50 L7Y94K08
5/17/94        0.00       37.70       753.92
6/3/94        21.22                   922.00 14382
4/12/94                   78.75     1,575.00 ST12400N
4/21/94       17.00      126.50     1,860.00
7/15/94       30.62       77.92     1,527.82
7/19/94                               799.00
7/26/94        8.00                 1,198.00
10/12/94       8.00                   799.00
3/29/94                             2,793.70
11/28/94                            2,124.30
4/13/94       70.00      183.55     3,671.00
4/25/94       50.00       79.40     1,588.00 94049933B-A
5/16/94                            15,000.00 9301487
8/9/94                              5,828.00
8/29/94                             1,822.84
10/21/94                            1,040.00
11/11/94                            1,820.00
4/29/94                             4,265.00
5/3/94         0.00       36.55       731.00
5/20/94        0.00      146.20     2,924.00
4/26/94        0.00      258.75     5,175.00
5/13/94        0.00      558.75    11,175.00
5/24/94        0.00      902.15    18,043.00
5/23/94                 -250.00    -5,000.00
4/15/94                 -250.00    -5,000.00
11/15/94                           11,014.00 49120
9/26/94      800.00                 3,033.00
10/21/94      10.36                 2,274.00
6/10/94      162.00                21,663.00 AOO165272
6/9/94        17.00       47.55       951.00 S14181CP1XX
6/10/94       33.00                 7,232.00 M3120LL/A
6/15/94       14.00       47.50       950.00 M312OLL/A
6/13/94       17.00                 2,960.00 M27098LL/A
6/21/94       25.00      102.25     2,045.00 JPFG004483
7/12/94       16.00       12.05       241.00
7/31/94       31.00      169.80     3,396.00
              13.00       32.80       656.00 M1602LL/A



                                                            Exhibit A
                                                            1994 Loan Collateral

ALKERMES/ACTI FIXED ASSET LIST

Date of                                                                                                 Total
Purchase      Company                       Description                                   Ref #         Invoice
-----------------------------------------------------------------------------------------------------------------
ALKERMES EQUIPMENT
7/28/94       Infotech                      Multi Scan 17" Display                       131376         1,014.55
9/2/94        Infotech                      Powerbook 540 12/240 w/modem                 132531         3,510.00
10/18/94      Infotech                      Seagate 4.2GB SCSI  2 HD DR.                 133232         2,824.25
11/11/94      InfoTech                      MAC IISI NU BUS Adapter                      134044           153.65
11/17/94      Infotech                      Multiscan 17"                                134169         1,019.55
7/20/94       IKA Works                     Revolution Counter,115V                      130336         2,698.06
11/7/94       Johnson & Johnson             Dinamap Portable Monitor                     134339         3,151.00
9/20/94       Kramer Scientific             Cryocut 3000                                 132689        30,170.00
9/28/94       Lechmere                      Lab Refrigerator                             132970           955.48
6/23/94       McMaster-Carr                 Portable dehumidifier                        129966         2,034.62
8/10/94       Millipore Corporation         Lamp                                         131107         1,379.00
8/4/94        Millipore Corporation         470 Lamp                                     131643         1,384.00
7/27/94       Millipore Corporation         Trade in Credit                              131723          -500.00
5/5/94        Millipore Corporation         Trade in Credit                              129120          -500.00
6/17/94       Millipore Corporation         Fluorometer 16ul cell                        129471         9,007.16
6/30/94       Millipore Corporation         Credit for traded-in equipment               130160       -21,000.00
5/23/94       Millipore Corporation         Lamp Assy                                    128448         1,384.00
8/17/94       Milton Roy                    PS Bucket                                    131590         2,477.48
11/11/94      NESLAB Instruments, Inc.      Cryotrol, 115V.                              134033         1,427.00
10/4/94       New England Systems           Gandalf Lanline                              133101         2,483.50
6/17/94       New Wave Technologies         M/F Ext 4MB                                  129486         3,163.03
4/21/94       Patterson-Kelley              16 QT x-flow blendmaster                     127974         8,894.13
6/30/94       Perseptive                    RPM Upgrade kit                              130145         6,550.00
3/31/94       Perseptive                    POROS 50 A 300ml bulk pack                   128002         7,505.00
11/28/94      Precision Systems, Inc.       Extraction Tank,Cooling Tank                 134457         2,452.60
5/24/94       Select Sales                  Card image accel for HP printer              129005         2,145.68
7/31/94       Vanstar Corporation           Prolinea MT 4/66 8MB RAM                     130561         4,016.57
5/11/94       VWR Scientific                Titrator Electrode                           128491         1,013.46
10/24/94      Waters Corp                   717 Heater/Cooler Option                     133539         3,575.00
11/8/94       Waters Corporation            474 Scan Fluorometer                         133961         9,507.16
                                                                                                      ----------
                SUBTOTAL ALKERMES EQUIPMENT                                                           909,548.73
                                                                                                      ----------
ACTI EQUIPMENT

FY 1994:
3/25/94       Bio-Rad Laboratories          Plate Washer                                   2686         5,260.00
1/10/94       Cole Parmer Instr Co          Rotatest shaker                                2301         2,013.17
3/25/94       Eastern Bakers Supply Co      Dough mixer w/ss bowl                          2693         2,715.00
9/13/93       Millipore Corp                Tunable detector W/IEEE                        1648         7,556.27
3/24/93       Omni International            Homogenizer                                     760         2,575.00
10/21/93      Silverson Machines            Mixer with digital tacometer                   1826         2,398.98
FY 1995:
3/28/94       Cole Parmer                                                                  2654         1,017.67
8/11/94       Fisher                        Interchangeable Drum 16MM                      3135           285.00
8/9/94        Fisher                        Tissue Culture Roller Drum                     3136         1,055.00
11/8/94       Pacific Venture               Equipment Lease 8142                         133989        13,206.00
                                                                                                      ----------
                SUBTOTAL ACTI EQUIPMENT                                                                38,082.09
                                                                                                      ----------
              TOTAL EQUIPMENT                                                                         947,630.82
                                                                                                      ==========


Date of
Purchase       Freight   Sales Tax         Net       Serial#
----------------------------------------------------------------
7/28/94          16.00       47.55          951.00 S14270231XX
9/2/94           19.00                    3,491.00 FC4348T72S7
10/18/94         26.00      133.25        2,665.00
11/11/94         14.00        6.65          133.00
11/17/94         21.00       47.55          951.00 S14390UKIXX
7/20/94          12.06                    2,686.00
11/7/94          26.00                    3,125.00
9/20/94         220.00                   29,950.00
9/28/94                      45.50          909.98
6/23/94          39.00                    1,995.62
8/10/94                                   1,379.00
8/4/94            5.00                    1,379.00
7/27/94                                    -500.00
5/5/94                                     -500.00
6/17/94           7.16                    9,000.00
6/30/94                                 -21,000.00 MX3MM3822M
5/23/94           5.00                    1,379.00
8/17/94                     117.98        2,359.50
11/11/94         47.00                    1,380.00
10/4/94          19.50                    2,464.00
6/17/94          11.03                    3,152.00
4/21/94                     423.53        8,470.60
6/30/94           0.00        0.00        6,550.00
3/31/94           5.00                    7,500.00
11/28/94                                  2,452.60
5/24/94          11.68                    2,134.00
7/31/94          35.78      192.46        3,788.33
5/11/94                                   1,013.46
10/24/94          5.00                    3,570.00
11/8/94           7.16                    9,500.00
              ------------------------------------
              4,799.96    9,556.83      895,191.94
              ------------------------------------
ACTI EQUIPMENT
FY 1994:
3/25/94          17.00        0.00        5,243.00
1/10/94          18.17        0.00        1,995.00
3/25/94           0.00        0.00        2,715.00
9/13/93           6.27        0.00        7,550.00
3/24/93           0.00        0.00        2,575.00
10/21/93         13.98        0.00        2,385.00 10649/L4R-T
FY 1995:
3/28/94           8.67        0.00        1,009.00
8/11/94           0.00        0.00          285.00
8/9/94            0.00        0.00        1,055.00
11/8/94           0.00        0.00       13,206.00
              ------------------------------------
                 64.09        0.00       38,018.00
              ------------------------------------
              4,864.05    9,556.83      933,209.94
              ====================================

ALKERMES/ACTI FIXED ASSET LIST                                                              Exhibit A
                                                                                            1994 Loan Collateral
Date of                                                                                                 Total
Purchase      Company                       Description                                   Ref #         Invoice
-----------------------------------------------------------------------------------------------------------------
ALKERMES EQUIPMENT
ALKERMES F&F
FY 1994:
12/30/93      Business Interiors            Guest chairs  x 4                            124812           863.94
12/17/93      Business Interiors            Office furniture - various                   124813         5,255.26
1/5/94        Business Interiors            Keyboard trays/Lateral Files                 125168           788.72
1/31/94       Business Interiors            Keyboard tray                                125366            71.25
1/31/94       Business Interiors            File cabinet                                 125659           323.11
1/12/94       Business Interiors            Hon Desk Chair                               125676           321.42
2/23/94       Business Interiors            Table/Desk/File Cabinet                      126205           878.34
2/14/94       Business Interiors            Hon Guest Chair                              126455           215.99
3/3/94        Business Interiors            Desk, table                                  126987         1,573.85
FY 1995:
4/15/94       Corp Furnish & Design         5 drawer lateral file                        127911           686.89
5/31/94       Corp Furnish & Design         Triton Stool/Task Chair                      129392         2,083.20
7/31/94       Corp Furnish & Design         Double Door Veneer Cabinet                   130871           922.95
9/30/94       Corp Furnish & Design         Anthro 2 Posture Task Chair                  132415           507.15
9/30/94       Corp Furnish & Design         Letter File w/lock                           132816           215.88
9/30/94       Corp Furnish & Design         Ergonomic Task Chair                         132817           689.85
10/7/94       Corp Furnish & Design         30" Wide Lateral File                        133261         1,688.40
                                                                                                      ----------
                SUBTOTAL ALKERMES F&F                                                                  17,086.20
                                                                                                      ----------

              GRAND TOTAL F/A                                                                         964,717.02
                                                                                                      ==========

Date of
Purchase        Freight     Sales Tax       Net       Serial#
-------------------------------------------------------------
ALKERMES EQUIPMENT
ALKERMES F&F
FY 1994:
12/30/93            0.00       41.14          822.80
12/17/93            0.00      250.25        5,005.01
1/5/94              0.00       37.56          751.16
1/31/94             0.00        3.39           67.86
1/31/94             0.00       15.39          307.72
1/12/94             0.00       15.31          306.11
2/23/94             0.00       41.83          836.51
2/14/94             0.00       10.29          205.70
3/3/94              0.00       74.95        1,498.90
FY 1995:
4/15/94             0.00       32.71          654.18
5/31/94             0.00       99.20        1,984.00
7/31/94             0.00       43.95          879.00
9/30/94             0.00       24.15          483.00
9/30/94             0.00       10.28          205.60
9/30/94             0.00       32.85          657.00
10/7/94             0.00       80.40        1,608.00
                ------------------------------------
                    0.00      813.65       16,272.55
                ------------------------------------

                4,864.05   10,370.48      949,482.49
                ====================================

                                                                      Exhibit A

                                       SUPPLEMENTAL EQUIPMENT LIST                                  1994 Loan Collateral



ALKERMES/ACTI FIXED ASSET LIST

Date of                                                                       Total
Purchase    Company                   Description                    Ref #   Invoice  Freight  Sales Tax  Net
-----------------------------------------------------------------------------------------------------------------------
Alkermes F&F


12/20/94    CIBA Corning              S/A M238 B/G W/Cal Gas                9,536.20   86.20   450.00      9,000.00
12/27/94    Crimson Tech              Polaroid Slidemaker                   1,595.00    0.00     0.00      1,595.00
1/13/95     Fisher Scientific         Maxima vacuum pump model D8C          1,480.00    0.00     0.00      1,480.00
12/22/94    Harvard Apparatus         SS Cage Rack                          2,068.60   43.60     0.00      2,025.00
12/12/94    Infotech                  Powerbook                             6,082.70   41.00   287.70      5,754.00
12/30/94    Kaye Instruments, Inc.    Validator Mainframe                  24,343.00    0.00     0.00     24,343.00
1/17/95     Martell Associates        Rannie 8.30 H Mini-Lab                4,816.66    0.00     0.00      4,816.66
12/8/94     Terra Universal, Inc.     Work Station                          1,562.00    0.00     0.00      1,562.00
                                                                           --------------------------------------------
                                                                           51,484.16  170.80   737.70     50,575.66
                                                                           --------------------------------------------




EQUIPMENT LIST                                                                 EXHIBIT A
DATE OF                                                                        1994 LOAN COLLATERAL
PURCHASE    COMPANY               DESCRIPTION                  AMOUNT      SERIAL #         MODEL #
-------------------------------------------------------------------------------------------------------------

2/25/88     Atlantic Nuclear      Geiger Counter               1,190.00
4/12/88     Walker Power          Computer                     2,312.30
4/29/88     Phil Friden                                        2,283.00
                                  Frig. Freezer                            70BL3481         UF21D
                                  Frig. Freezer                            915B             CSX22G
                                  Microwave                                8708054650       RS458P
                                  Microwave                                FG72224092       MW1500XS-O
                                  Frig.                                    87300424         2001AOU
5/3/88      N.E. Scientific       Elec. Pwr. Sply              2,696.00    585-587-589      102
5/19/88     Fisher                                             5,235.00
                                  CO2 Incubator                            887229536AR      5300
                                  Oven                                                      526G
5/24/88     ISCO                  Cygnet                         895.00    15870            Cygnet
5/24/88     DuPont                Microspin                    1,116.00    20093            24
5/25/88     NECS                  Mita Copier                  4,277.70    36040891         DC-2055
6/14/88     Puffer Hubbard        Freezer                     11,322.50    RX6224-1E        IUF8520002
6/14/88     Rainin                Pipettes                     3,313.01    E14782A          P-1000, 200, 20
6/14/88     Baker                 Hood                         4,314.32    SL32365          SG400
6/16/88     Wesco                 Regulator                      700.00    885001           402-1331
6/17/88     Beckman                                           26,745.00
                                  Scin. Counter                            701375           LS1701
                                  Spectrophoto.                            4291534          DU65
6/21/88     New Brunswick         Incubator                   14,042.78    781105730        G-25
6/24/88     PSI                   Furniture                   27,837.39
6/24/88     Fisher                Hot Plates                  17,943.71                     O103
                                  Centrifuge                               200157
                                  Microcentrifuge                          12195            54122-362801
                                  Incubator                                181              626
                                  Freezer Dryer                            178728           77510
                                  Vortex Genies                            2-151680         G-560
                                  Orion pH Met.                            64992            611
                                  H20 Baths                                27AW-1           182
                                  Vac. Pumps                               122298           1402B-01
                                  Mettler Bal.                             675627,G37728    PM2000, AE100
                                  Ohaus Balance                            25722            HTB
                                  H20 Bath                                 27AW-12          185
6/24/88     JMI                   N2 Container                 1,050.75    ATA88D182        XC47/11
7/13/88     AMSCO                 Installation                 1,410.00
7/13/88     Applied Biosys.       DNA Synthesiz.              26,442.25    803546           381A
7/13/88     Beckman               Centrifuge                  26,881.00    5266, 65         J2-21
7/13/88     Beckman               Ultracen. Rotor              7,250.00    4241             SW28
7/13/88     DuPont                Microspin                    1,348.00    20071            24S
7/13/88     Pharmacia             FPLC                        19,969.95
7/13/88     Beckman               Ultracentrifuge             29,112.97    55D836           L755
7/28/88     Beckman               Gamma Counter               37,560.90    8012027          5500B
7/28/88     Fisher                CO2 Incubator                4,803.00    288M068228A      5300
7/28/88     JMI                   N2 Container                 4,665.00    DGA88D108        XLC440
7/28/88     NECS                  Fax Machine                  2,105.00    1040439          F-30
7/28/88     NE Cryogenics         CO2                          1,382.00                     231N122258
8/12/88     Baker                 Hood                         4,314.32    SL32914V         SG400




EQUIPMENT LIST                                                                  EXHIBIT A
DATE OF                                                                        1994 LOAN COLLATERAL
PURCHASE    COMPANY               DESCRIPTION                  AMOUNT      SERIAL #         MODEL #
-------------------------------------------------------------------------------------------------------------

8/12/88     PSI                   Furniture                    2,074.40
9/8/88      Beckman               Bucket Set                   4,190.00
9/8/88      Compuadd              Computer                     3,248.00    88063199
9/8/88      Donsanto              Microscope                  11,192.22
9/8/88      DuPont                Centrifuge                   6,871.46    8802000
9/22/88     Pharmacia             P3 Pump                      1,347.30
9/22/88     PSI                   Furniture                    1,377.79
10/18/88    Fisher                Mino. Cryostat               7,633.48    24880062
10/18/88    Flow Labs             Multiskan                   10,000.00
10/18/88    Gilson                Micro. Collect.              1,295.00    128H8348
10/25/88    Boston Ship           Frig. Freezer                  455.00                     UF2D
11/1/88     PSI                   Furniture                    1,415.93
11/1/88     Donsanto              Microscope                  15,494.24
11/1/88     Baker                 Hood                         4,471.00    SL-33600V        SG-400
11/21/88    Baker                 Hood                         4,471.02    SL-33593V        SG-400
11/21/88    Fisher                Circular Bath                1,155.60    882370           900
12/8/88     Dictronics            Dictaphone                     450.00    83103509         TRC5200
12/8/88     PSI                   Chairs                         226.65
12/8/88     Pharmacia             Mul. Elec. Unit              3,301.50
1/6/89      Isco, Inc.            UA-5 Recorder                3,690.00    660940760
1/10/89     Tech Computer         Mac Computers               10,006.00    F851D6W          SE HD20
1/25/89     Pharmacia             P-3 Pump                     1,347.71    116990
2/14/89     Beckman               Rack System                  2,643.27    7031375          LS1701
2/14/89     Emdie                 Tail Flick Apparatus         2,095.00                     TF-6
3/3/89      Donsanto              Diaphot Attachments          3,143.64
3/14/89     Forest City           Conference Table             1,150.00
3/23/89     Tech Computers        Mac Computer                 5,784.45    F909R3           SE 30/80
3/27/89     Am. Instrument        Centrifuge                   2,500.00                     TJ6R
3/27/89     Bellco Glass          Rocker Platform                537.15    SBRB5720
3/27/89     Hewlett Packard       HP Autosampler               7,332.00    2813G00292       HP 1050
3/28/89     PSI                   Chairs                       1,533.00
3/29/89     Hoeffer               Cell Unit                      910.00
4/25/89     Am. Instrument        Microscope                   1,700.00                     CK1
4/25/89     AT&T                  Phones                       1,420.00
4/25/89     AT&T                  Phones                         347.30
4/25/89     Baker Company         Cageguard                    5,995.00    CG-125
4/25/89     Fisher Scientific     Vacuum Pump                    784.00
4/25/89     Gilson Medical        Microfractionator            1,295.00    128A9047         FC80K
4/26/89     NECS                  Sorter & Cabinet             1,295.00    36040891         MT10232544
4/26/89     NE Cryogenics         CO2 Tank                       620.00
4/26/89     Stoelting             Halothane Scavenger          1,281.52                     1825TC
4/26/89     Tech Computer         Mac SE HD20                  3,910.50    F911AF8
4/26/89     University Stationery Overhead Projector             414.92
4/26/89     Equitech Leasing                                     640.00
5/4/89      Bernard Malfroy       Fax Machine                  1,298.00
5/11/89     Fisher Scientific     Water Bath                     706.58
5/18/89     Tech Computers        Mac SE                       3,603.00
5/30/89     PSI Corporate         Chairs                       3,103.00
6/12/89     Tech Computers        Mac SE                       3,240.00
6/16/89     VWR Scientific        Mechanical Installation      7,200.00
6/16/89     PSI Corporate         Chairs                         452.00
7/21/89     Omni Int'l            Omni Mixer                   2,633.00
8/10/89     Katz Wheeler          Mac SE                       1,850.00
8/10/89     Wheeler               Mac SE                       1,850.00




EQUIPMENT LIST                                             EXHIBIT A
DATE OF                                                    1994 LOAN COLLATERAL
8/22/89     Hewlett Packard       HPLC System                  3,850.00
8/28/90     Margolis & Fishman    Sofa, Chairs                 1,719.67
8/29/89     PSI Corporate         File Cabinets                  668.20
8/29/89     Fisher Scientific     Vacuum Pumps                   977.29
9/15/89     Cryomed               CMR-3500                     1,790.00
9/18/89     Boston Ship           Refrigerator                   565.95
9/20/89     Hewlett Packard       HPLC System                 34,430.00
10/2/89     Hewlett Packard       HPLC System                 11,232.00
10/2/89     VWR Scientific        Pump, Cabinet                1,864.12
10/4/89     Harvard               NMR Spectrometer            12,000.00
10/10/89    J&S Medical           Semi-Auto Analyzer           1,250.00
10/13/89    Fisher Scientific     Vacuum Pumps                 1,279.20
11/2/89     J&S Medical           Semi-Auto Analyzer           1,250.00
11/3/89     PSI Corporate         Chairs, File Cabinets        1,888.00
11/9/89     Tech Computer         Ultradrive                     699.00
11/16/89    Goldstein Office      Office Furniture               250.00
11/22/89    Goldstein Office      Office Furniture               686.70
11/27/89    PSI Corporate         File Cabinets                1,130.20
12/18/89    Kupf Instruments      Microinjection Unit          3,685.00
12/18/89    Fisher Scientific     Rotary Evaporator            1,863.00
12/18/89    Tech Computer         Mac SE                       2,807.60
12/18/89    PSI Corporate         File Cabinets                1,556.50
1/8/90      Beckman Instruments   LS500T                       3,142.00
1/8/90      AIE                   Incubator                    1,655.91
1/9/90      GBC                   Binding Machine              1,303.00
1/9/90      PSI Corporate         File Cabinets                1,040.65
2/21/90     Tech Computer         Mac SE                       2,943.00
3/16/90     PSI Corporate         File Cabinets                  659.10
3/27/90     GBC                   Upgrade Bndg Mach.             575.50
4/6/90      Hewlett Packard       Upgrade HPLC System          1,685.90
4/6/90      IITC                  Model 45 Chart Recorder      2,664.10
4/13/90     Varian Instrument     NMR                          9,721.50
4/25/90     IITC                  Blood Pressure System        3,370.00



5/14/90     Beckman               Scintillation Counter       14,781.58
            Beckman               Credit For Rack             -4,508.92
8/21/90     Tech Computer         Imagewriter                  2,925.00
8/21/90     Tech Computer         Mac SE                       2,239.00
8/21/90     Tech Computer         Mac SE Upgrade                 440.00
9/7/90      Tech Computer         GCC Ultra Drive              1,298.00
12/12/90    GF Office Furniture   File Cabinets                  993.20
12/12/90    Tech Computer         Mac Classic                  1,390.00
12/12/90    Tech Computer         GCC Ultra Drive                599.00
12/27/90    Hewlett Packard       HP1050                       7,227.00
1/2/91      Laser                 Desk/Partitions                250.00
1/15/91     Applied Bio           HPLC                        20,006.75
1/15/91     Applied Bio           HPLC                           572.00
1/15/91     Rainin                HPLC                         2,815.00
1/15/91     GF Office Furniture   File Cabinets                  334.10

3/31/91     TOTAL



EQUIPMENT LIST                                             EXHIBIT A
DATE OF                                                    1994 LOAN COLLATERAL
5/30/91     Tech Computer         Mac Classic                  7,665.00
5/30/91     Tech Computer         Memory Upgrade                 280.00
5/30/91     AT&T Credit           Phone                          330.70
6/4/91      AT&T                  Merlin (Phone)                 372.75
6/5/91      Union Office          Table & Chairs                 850.00
6/17/91     Tech Computer         Mac Classic & Printer        7,307.00
6/18/91     Union Office          Table & Chairs                 795.00
6/20/91     Fisher                Balance                      6,887.09
6/20/91     Office Pavilion       Office Set-up                9,259.97
6/24/91     American Express      Microwave/Refrig               325.46
6/25/91     D. Walsh              Table                           99.99
6/27/91     Office Pavilion       Panels/Table                 2,108.62
6/28/91     Tech Computer         Memory Upgrade                 390.00
7/11/91     Tech Computer         Mac Classic                  2,720.00
7/17/91     Office Pavilion       Chair/File                   1,074.50
7/22/91     Forma Scientific      Incubator                    4,890.00
7/23/91     Tech Computer         Mac LC                       3,206.00
7/25/91     Savant                SpeedVac                     3,024.00
7/25/91     Dictronics            FAX Machine                  2,600.00
7/29/91     D. Walsh              Typewriter                     226.56
7/31/91     Dynatech              Luminometer                 29,949.80
7/31/91     JLS-Tech HD           Hard Disk                     -140.00
8/2/91      Office Pavilion       Chair/File Cabinet           1,128.23
8/8/91      Beckman               Radio. Detector             14,365.00
8/9/91      Savant                SpeedVac                     1,767.80
8/14/91     IET, Ltd.             Centrifuge                   3,322.20
8/16/91     IET, Ltd.             Peptide Synthesizer         19,500.00
8/16/91     IET, Ltd.             Peptide Synthesizer         19,500.00
8/24/91     Gill Fishman          Office Sign                      0.00
8/29/91     Tech Computer         Modem                          290.00
8/29/91     Tech Computer         Mac Classic                  1,486.50
9/5/91      Dynatech              Luminometer                  2,000.00
9/10/91     Savant                SpeedVac/Pump                6,352.00
9/20/91     Tech Computer         Mac II                       6,918.00
10/11/91    Office Pavilion       File & Keys                    218.74
10/22/91    Tech Computer         Mac LC                       2,720.00
10/28/91    Fisher                Vacuum Oven                  1,375.00
11/12/91    Perkin-Elmer          Geneamp                     11,579.25
11/14/91    Boston Ship           Refrigerator                   844.00
11/14/91    Lab Products          Cages                        5,868.00
11/14/91    Office Pavilion       Bookcase                       236.97
11/14/91    Tech Computer         Mac Classic                  2,308.00
11/14/91    Perkin-Elmer          Geneamp Kit                  1,075.11
11/19/91    Orion Research        Coulomet                     6,000.00
11/19/91    Fisher                Centrifuge                   2,947.78
11/30/91    Plas-Labs             Balance                      4,035.00
12/12/91    VerTex                Blinds                         364.40
12/13/91    Omni                  Mixer/Generator              4,075.00
12/18/91    Office Pavilion       File                           318.00
12/18/91    Office Pavilion       File                           148.00
12/18/91    Harris Manufacturing  Freezer                      4,909.00
12/20/91    Bio-Rad               Gene Pulser                  4,370.00
12/30/91    Donsanto              Microscope                  27,144.90
1/1/92      Nynex Phone System    Phone System Deposit        16,391.00




EQUIPMENT LIST                                                       EXHIBIT A
DATE OF                                                              1994 LOAN COLLATERAL
1/1/92      Applied Bio           Reaction Vessel              4,496.00
1/1/92      Strategene            Stratalinker                 2,351.44
1/3/92      Bio-Rad               Gel Dryer                    1,055.01
1/8/92      VWR                   Incubator                    2,841.00
1/8/92      Universal Imaging     Image Processor             31,125.00
1/13/92     Tech Computer         Laserwriter                  3,615.00
1/16/92     Donsanto              Microscope                  10,725.00
1/16/92     Office Pavilion       Table/Chair                    775.00
1/20/92     Office Pavilion       File                           366.00
1/31/92     Tech Computer         Mac Classic                 11,856.00
2/11/92     Consolidated Bailing  Radioactive Compactor        4,496.25
2/11/92     Kramer Scientific     Microscope                   4,347.00
2/13/92     Tech Computer         Service Repair                   0.00
2/13/92     Office Pavilion       Table                          180.45
2/14/92     Business Furniture    Table                           90.00
2/19/92     Universal Imaging     Lens/Filter Wheel            6,308.00
2/19/92     Tech Computer         Mac Classic                  1,344.00
2/21/92     Office Pavilion       Panels/Tables/Files          5,468.20
2/26/92     Office Pavilion       Chairs                         472.00
2/29/92     Donsanto              Microscope                   3,590.30
3/3/92      Hewlett Packard       HPLC System                 24,737.60
3/7/92      Hewlett Packard       HPLC System                  5,794.00
3/10/92     Zymark                Evaporator                   5,450.00
3/12/92     Office Pavilion       2 Draw Files (3)               502.55
3/13/92     Office Pavilion       Furniture                    1,636.78
3/19/92     VWR Scientific                                     2,841.00
3/19/92     VWR Scientific        PH Meter                     1,445.00
3/19/92     Hewlett Packard       HPLC System                  4,000.00
3/23/92     Donsanto              Microscope                   2,800.80
3/25/92     Hewlett Packard       HPLC System                 25,633.20
3/26/92     Tech Computer         Mac LC                       3,294.00
3/30/92     Fisher                Balance                      2,462.00
3/31/92     Donsanto              Microscope                   8,606.25
3/31/92     Baker Company         (13)Fumehoods/Cabinets      96,419.22

3/31/92     TOTAL

4/1/92      Donsanto              Microscope                   2,818.80               78816
4/8/92      Tech Computer         2 MB Set                       910.00               160P&A010
4/8/92      Baxter                Balance Table                  746.17               B1350-1
4/8/92      Millipore             Deltapak                     4,735.00               WAT037700
4/10/92     Industrial Filters    Water System                49,413.00
4/14/92     Consolidated Bailing  Consolidated Baler          13,488.75               0791-199
4/16/92     Fluid Metering        Lab Pump                     1,495.00               QSYX1CSC
4/17/92     Perseptive Biosystems HPLC Columns                 4,405.50               P001H526
4/20/92     Donsanto              Camera                         461.70               N6000
4/21/92     Tech Computer         2 Mac Classics               6,875.05               M1543LL/A,M1560LL/B
4/22/92     Lexington Alarm       Card Access Equipment       15,000.00
4/22/92     Office Pavilion       Chairs                         312.00               B25-Product
4/22/92     The Baker Company     Fume Hoods                  40,370.75               SP-43007V
4/22/92     Office Pavilion       Panel & Table                  380.80               XXX-A0256LTLT
4/24/92     Nynex Meridian        Hardware for Phone System   39,337.00               NX073598
4/27/92     Forma Scientific      Lab Washer&Dryer            45,603.40               8890&6097
4/27/92     Hank Finkel           Shelf Units                  9,371.10               246063



EQUIPMENT LIST                                                                 EXHIBIT A
DATE OF                                                                        1994 LOAN COLLATERAL
4/28/92     Donsanto              Microscope                     928.20               78924&85040
4/28/92     Precision Fitness     Gym Equipment                7,722.25
4/28/92     Tech Computer         Star Controller&Punchdown    4,902.00               900STA011&2
4/29/92     MacConnection         Starcontroller               2,598.00               PN377
4/29/92     Shimadzu              Purification Equipment      31,114.80               281640281643
4/29/92     Scientek              Cage & Bottle Washer        39,674.00               SW5500
4/30/92     Lexington Alarm       Drug Storage Cabinet         2,135.00
4/30/92     Harris Manufacturing  Freezer                     20,082.00               EU8617
4/30/92     Nynex Meridian        Phone System                 9,834.00               NX074326
5/1/92      Walcott Sales         Dishwasher                     418.00               DU8700
5/5/92      Universal Imaging     Thermal Stage                3,440.00
5/7/92      Nynex Meridian        Phone System                 3,185.00               JCO #J2900811
5/8/92      Beckman               Scintallation               25,849.85               7065609
5/8/92      Forma Scientific      Incubator                   28,956.00               91155-257240-0
5/12/92     Office Environments   Chairs                      61,638.65
5/12/92     Lab Craft Corp.       4 Sanitation Carts           3,482.75
5/12/92     Boston Ship Service                                    0.00
5/13/92     Donsanto              Omega Filter                 1,869.80               OM400
5/13/92     Fisher                Balances                     4,017.01
5/13/92     Fisher                Ph Meter                     1,436.00
5/13/92     Fisher                Balance                       -247.00
5/14/92     VWR                   Water Bath, Orbit Shaker     3,370.86               13470-073
5/15/92     Eagle Manufacturing   Storage Cabinet                 93.00               NM39270S6
5/15/92     Kopf                  Stereotaxic                  2,750.10               900-A
5/19/92     VWR                   Glass Still                  3,135.00               26291-122
5/20/92     E.I. Dupont           Centrifuge                  29,142.75               9201370
5/20/92     E.M. Parker           Kodak Processor              7,595.00               KOD1666502
5/21/92     Dell Computer         Computer System              4,740.00               486P/50
5/21/92     Manchester Equip.     Laser Printer                1,691.69
5/21/92     Fisher                Safety Cabinet                 600.00               17156B
5/21/92     Gateway 2000          Computer System              2,260.00               486-50 ISA
5/21/96     Fisher Scientific     Safety Cabinets                600.00               17156B
5/26/92     Dell Computer         Microlaser                   1,649.00               TI PS35
5/26/92     Universal Imaging     Filter Set                   3,900.00
5/27/92     Office Pavilion       Chairs                      23,911.33               K08-15/WAL/BL
5/27/92     Perseptive Biosystems Chromotography Workstation  69,200.00
5/27/92     Office Pavilion       Lateral Files               53,295.99               F12-SLF36220
5/27/92     Fisher                Adapter                         14.23               KH350310000
5/27/92     Office Pavilion       Desks                       27,282.80               D05-Special
5/28/92     Fisher                Receiver                        32.08               0974042B
5/29/92     Dell Computer         Memory                          75.00               486P
5/29/92     Fisher                Weight Boats                   212.70               02 202A
5/29/92     Tech Computer         Mac IIsi                     7,374.00               MO364LL/A
5/29/92     Millipore             Steel Column Heater            676.65               WAT062079
5/30/92     Millipore             Fluorometer                 23,104.10               WAT031300
5/31/92     Shimadzu              Moisture Balance             3,675.00               321-43639-00
6/3/92      Dell Computer         Computer System              1,537.00               220-7675
6/3/92      Office Environments   Tables                       6,180.60               ITR-42-G-1-R-G
6/4/92      E.I. Dupont           Rotor & Adapter             19,691.10               9202305
6/4/92      Hank Finkel           Wall Mount & Shelves         1,467.20               SW23C
6/5/92      Tech Computer         Mono Display                   250.00               M0298LL/A
6/8/92      Tech Computer         4 Macs & Laserwriter        26,971.00               100APP011
6/10/92     Harvard Aprtus.       Pump                         3,190.00               552222
6/11/92     Fisher                Plastics&Glass               2,850.00               24/40RE-111C




EQUIPMENT LIST                                                                 EXHIBIT A
DATE OF                                                                        1994 LOAN COLLATERAL
6/11/92     Fisher                Circulator                   1,228.00                13 874 412
6/11/92     Sedia, Inc.           Sofa & Chairs                 5,427.00               231L1
6/11/92     Shimadzu              Sample Loop                     144.90               220-90340-00
6/11/92     Shimadzu              Data Processor               -2,074.28               223-02458-91
6/11/92     Shimadzu              Data Processor                4,248.00               223-02053.92
6/12/96     Harris Manufacturing                               16,760.70
6/15/92     Tech Computer         Ultradrive                      961.00               110GEN020
6/15/92     VWR                   Ultrasonic Clnr w/Timer         332.00
6/15/92     Baxter                Balance Table                  -102.11               B1350-1
6/16/92     Computerland          Laserjet & Computer           7,100.92               CPAQ-A986D
6/16/92     Computerland          Tax on Equipment                  0.00
6/16/92     Lab Products          Micro Isolator System         8,222.00               10209
6/17/92     Lexington Alarm       Installation/Alarm Sys.      10,265.00
6/17/92     Lexington Alarm       Keypad                          491.00
6/17/92     Lab Safety            Utility Cart                    157.50               RA11488BE
6/19/92     Nynex                 Key Expansion Module          1,425.00               NT2K22WA03
6/20/92     Hewlett Packard       ChemStation                     740.00               3213S03297
6/22/92     Nynex                                               1,680.00               J2900817
6/22/92     VWR                   Shaking Bath                  5,040.00               13303-005
6/22/92     Nynex                 Labor                             0.00
6/23/92     Office Pavilion       Chairs                        8,189.77               Uo1-D-44-H
6/23/92     Millipore             Refrigerator                 12,900.00               WAT038483
6/24/92     VWR                   Water Bath                   -1,560.00               13470-073
6/26/92     ISCO                  Optical Unit                  3,467.50               670940715
6/26/92     VWR                   Balance Mettler               2,979.00               ZZMFG
6/29/92     Perseptive Biosystems ACTO Samples                 13,465.00
6/30/92     NE Cryogenics         Manifold                      5,007.00               B1-3-4
6/30/92     Hitachi               Cell Holder                  29,720.00               250-0330
6/30/92     Hewlett Packard       Robotic Tray                  3,450.00               3224A28875
7/1/92      Gilson Medical        Code Rack                     3,188.50               171041
7/3/92      Hewlett Packard       Micro Vial                       84.00               5021-1859
7/7/92      Kramer Scientific     Microscope                    4,036.00               411585
7/8/92      The Virtis Co.        Vacuum Pump                  16,769.92               284026
7/8/92      Office Environments   Chair                         2,329.60               7A8-1-A5G-T
7/10/92     Office Pavilion       Fireproof File                1,141.35               B25-Product
7/14/92     Hoefer Scientific     Power Supply                  1,700.00               PS1500-1150
7/14/92     Lab Products          Micro Isolator                5,104.88               10409
7/15/92     Hank Finkel           Caster Brake                    300.20               5MBX
7/16/92     The Virtis Co.        Flask Filterseal                749.86               118273
7/22/92     Office Environments   Tables                        2,967.60               6472-G-BL-GL
7/22/92     Office Pavilion       Desk & Box/File               6,329.40               D05-Special
7/23/92     Office Environments   Tables                        9,669.60               6496-BL-BL-GL
7/27/92     Shimadzu              Paper                             0.00               223-02000-12
7/27/92     Polyfoam Packers      Entry Reversed in Nov           676.65
7/28/92     Razel Scientific      Infusion pump                 3,159.06               A-99..EHM
7/29/92     Nynex Meridian        Printer                         740.00               A0345125
7/30/92     Henry Schein          Vaporizer                       995.00               S775
7/30/92     Hotpack               Humidity Chamber              7,265.00               73927
7/31/92     Lab Craft             Workstation                   1,961.75               WS20/36
8/3/92      Beckman               Rotor Package                 8,617.00               1341-0004-0000
8/11/92     Tech Computer         Mac Classic                   1,215.00               M1560LL/B
8/1/92      Geneva Group                                       19,368.75
8/13/92     Hank Finkel           Carts                           681.00               1842GX
8/14/92     Tech Computer         3 Mac Classics                3,645.00               M1560LL/B


EQUIPMENT LIST                                                                 EXHIBIT A
DATE OF                                                                        1994 LOAN COLLATERAL
8/17/92     Baxter                Flatbed Recorder              1,182.35               R2990-111
8/17/92     Fisher                Vacuum Pump                   1,848.00               010961A
8/17/92     Fisher                Centrifuge                    4,275.00               5415C
8/18/92     Staples               Typewriter Car                   35.98               OP529
8/18/92     Staples               Typewriter                      499.99               1181304
8/19/92     VWR                   Balance                       5,995.00               11274-975
8/20/92     Tech Computer         Mac IIsi                      3,313.00               M0364LL/B
8/21/92     Applied Biosystems    Chemicals                       488.40
8/21/92     Tech Computer                                       1,745.00
8/24/92     Hotpack               Incubator                     4,230.00               73927
8/27/92     VWR                   Centrifuge                    2,640.40               BK342350
9/1/92      Tech                  Ethernet LC                     776.00               M0443LL/B
9/1/92      Industrial Filters    Sanitize Water System         2,514.50
9/10/92     Applied Biosystems    DNA Syn.                     24,775.00               92081066J
9/11/92     Consolidated Stills   Sterilizer                   46,225.00               52792
9/11/92     Consolidated Stills   Sterilizer                   46,225.00               52892
9/11/92     Pierce                Reacti-Vap                    1,258.00               920402006
9/11/92     Consolidated Stills   Freight for Sterilizer            0.00               52892
9/11/92     Consolidated Stills   Sterilizer                   23,550.00               51292
9/11/92     Consolidated Stills   See Attached Letter         -11,974.60
9/14/92     Baker                                              15,637.55               2920053
9/24/92     Mas-Vac               Open Invoice                  2,766.00
9/29/92     Tech Computer         2 Mac Classics                2,848.00               M1542LL/A
9/30/92     Fisher                Base Unit                       485.00
9/30/92     Consolidated Stills   See Attached Letter           5,987.30
10/23/92    Tech                  computer                      4,712.00
10/15/92    Baker                 fi,e jppds                   18,448.2
10/15/92    Hewlett Packard       HPLC                         46,300.00
10/20/92    Millipore             PDA Detector                  9,976.00


            TOTAL                                           2,500,370.75


ALKERMES/ACTI FIXED ASSET LIST                                                           Exhibit A
                                                                                         1995 Loan Collateral
Date of                                                                             Total        Less       Less        Net
Purchase     Company                    Description                  Ref #        Invoice     Freight  Sales Tax    Invoice
---------------------------------------------------------------------------------------------------------------------------
ALKERMES EQUIPMENT:
11/15/94     Micro Video                Computer                    134046       1,723.87       -2.47       0.00   1,721.40
12/8/94      Terra Universal            Work station                134882       1,718.20        0.00       0.00   1,718.20
12/12/94     VWR                        Balance                     134736       1,152.00        0.00       0.00   1,152.00
12/20/94     Ciba Corning               Blood Gas System            134977       9,086.20      -86.20       0.00   9,000.00
12/20/94     Stoelting                  Fluovac Unit, vapor, etc.   135270       6,633.46      -43.46       0.00   6,590.00
12/29/94     Microtech                  MIA16000 Memory             135264       5,037.32      -28.82    -238.50   4,770.00
12/30/94     Waters                     717 Plus                    135271      22,930.00      -30.00       0.00  22,900.00
1/3/95       Digital                    Memory expansion card       135298         367.50        0.00     -17.50     350.00
12/30/94     InfoTech                   Powerbook 4MB               135354       5,880.45      -20.00    -281.45   5,579.00
1/11/95      Climet Instruments         Laser Airborne Particle     135486       5,000.00        0.00       0.00   5,000.00
                                          Counter
1/13/95      VWR                        Ghaus electrical scale      135575       1,594.00        0.00       0.00   1,594.00
1/25/95      Kaye Instruments           Valid workstation           135748       3,503.58       -3.58       0.00   3,500.00
1/26/95      VWR                        Refrigerated circulators    135798       1,646.25        0.00       0.00   1,646.25
1/27/95      E.C. Hilliard              Spray chamber               135808       3,800.00        0.00       0.00   3,800.00
1/5/95       Chemineer                  Static mixer                135836       1,225.07       -7.07     -58.00   1,160.00
1/19/95      Fisher                     Freezer/chart recorder      135845       8,142.00        0.00       0.00   8,142.00
1/25/95      American Instrument        DK43 oven                   136002         963.40      -38.40       0.00     925.00
               Exchange
1/31/95      Fluid Energy Alert         Jet-o-mixer Model 00        136024       6,314.63      -14.63       0.00   6,300.00
1/31/95      Stoelting Company          Refund on regulator         136024        -335.00        0.00       0.00    -335.00
1/24/95      Fisher                     Freezer/chart recorder      136106       7,765.00        0.00       0.00   7,765.00
1/17/95      Milton Roy                 CPU Board                   136273       1,953.00        0.00       0.00   1,953.00
2/7/95       Stoelting Company          Amplifier/pressure transd   136375       1,409.47       -9.47       0.00   1,400.00
1/12/95      Digital Equipment          Return etherlink            136439        -148.49        2.54       6.95    -139.00
2/13/95      Microtech Internatinoal    Memory boards               136467       2,846.28      -22.28       0.00   2,824.00
2/15/95      Fisher                     Refractometer               136554       2,230.00        0.00       0.00   2,230.00
2/14/95      IKA Works                  Flow chamber                136602       3,637.76      -14.76       0.00   3,623.00
2/14/95      Infotech                   Laserwriter printer         136609       2,424.20      -26.00    -114.20   2,284.00
2/14/95      Infotech                   Powerbook 500               136610       3,021.15      -36.00    -142.15   2,843.00
2/22/95      Infotech                   Monitor                     136719         503.10      -18.00     -23.10     462.00
2/27/95      Shimadzu Scientific        External printer, etc       136864      25,208.99      -63.99       0.00  25,145.00
               Instrument
2/28/95      Infotech                   Multiscan display           136992       5,878.60      -70.00    -276.60   5,532.00
2/28/95      Infotech                   Multiscan dislay            136993      11,727.20     -110.00    -553.20  11,064.00
2/28/95      Infotech                   PTR 110 VLW                 136994       2,310.15      -18.00    -109.15   2,183.00
3/2/95       Infotech                   Powerbook                   136995       3,231.70      -25.00    -152.70   3,054.00
3/3/95       IKA                        Revolution counter          137034       1,740.46       -9.46       0.00   1,731.00
3/7/95       Infotech                   Apple DOS card              137109       2,842.00     -134.00     -28.00   2,680.00
3/3/95       Precision Stainless        Liter extraction tank       137150      13,115.80        0.00       0.00  13,115.80
3/7/95       Infotech                   Powerbook                   137158       3,438.40      -49.00    -161.40   3,228.00
3/6/95       Fisher                     Sonic dismembrator          137176       1,300.00        0.00       0.00   1,300.00
3/9/95       Electric Steam Generator   Electric steam generator    137196       4,432.00        0.00       0.00   4,432.00
               Co.
3/9/95       Cole Parmer                Gauge/impellter/vac pump    137213       3,747.67      -54.67       0.00   3,693.00

ALKERMES/ACTI FIXED ASSET LIST                                                           Exhibit A
                                                                                         1995 Loan Collateral
Date of                                                                             Total        Less       Less        Net
Purchase     Company                    Description                  Ref #        Invoice     Freight  Sales Tax    Invoice
---------------------------------------------------------------------------------------------------------------------------
3/7/95       Stoelting                  MacLab System               137237       5,021.60      -26.60       0.00   4,995.00
3/13/95      PCs Compleat               Ethermodem                  137263       8,559.01     -109.88    -406.15   8,042.98
3/15/95      Infotech                   Laserwriter                 137285       1,028.90      -23.00     -47.90     958.00
3/16/95      Fisher                     Balance                     137291       1,625.00        0.00       0.00   1,625.00
3/13/95      Filtron Technology         Miniset stainless           137295       8,685.33       -7.08       0.00   8,678.25
                                          hardware
3/15/95      Comport Consulting Group   Clebris System              137313       6,346.20      -14.00    -302.20   6,030.00
3/16/95      Baxter Healthcare          Infusion pump               137332      16,400.00        0.00       0.00  16,400.00
3/17/95      Microtech                  True simm                   137335         912.24      -14.24       0.00     898.00
3/24/95      Watson-Marlow              Pumps                       137554       5,677.95      -12.95       0.00   5,665.00
3/16/95      Shimadzu Scientific        Refund PCB set              137618        -450.00        0.00       0.00    -450.00
3/24/95      Kramer Scientific          Cryocut disposable system   137673      14,950.00        0.00       0.00  14,950.00
3/31/95      Harvard Apparatus          Shelf style rack            137768       2,288.60      -43.60       0.00   2,245.00
3/31/95      Infotech                   HP Jetstore 600I            137888       1,446.05      -38.00     -67.05   1,341.00
3/31/95      Perseptive Biosystems      BioCad System               137805      70,350.00     -350.00       0.00  70,000.00
3/31/95      Infotech                   Apple Powerbook             137811       2,842.95      -30.00    -133.95   2,679.00
4/4/95       Filtron                    Minisette                   137817       8,264.45       -6.45       0.00   8,258.00
4/6/95       Infotech                   Sheet Feeder                137827         297.40      -16.00     -13.40     268.00
4/11/95      Amicon                     Column stand                137993       5,099.41       -9.41       0.00   5,090.00
4/7/95       BioWhittaker               Plate reader                138010      13,954.00        0.00       0.00  13,954.00
4/20/95      New Wave Technologies      Optical Drive               138158       3,250.00      -43.00       0.00   3,207.00
4/27/95      U.S. Telecenters           Polycom soundstation        138380         647.50        0.00       0.00     647.50
4/24/95      Dell                       Viewsonic                   138386       1,666.45      -40.00     -77.45   1,549.00
4/21/95      Vamstar                    Print server                138401         399.00      -10.00     -19.00     370.00
4/21/95      Vanstar                    Color monitor               138402       1,148.70      -88.00     -54.70   1,006.00
5/9/95       Infotech                   Sheet feeder                138718         301.40      -20.00     -13.40     268.00
5/12/95      Infotech                   Apple Powerbook             138832       5,414.55      -48.00    -255.55   5,111.00
5/2/95       Infotech                   Printer & keyboard          138836       5,019.00        0.00       0.00   5,019.00
5/22/95      Waters Corporation         Flow Cell                   138936       1,475.00       -5.00       0.00   1,470.00
5/23/95      Infotech                   Toshiba                     138988       4,743.00        0.00       0.00   4,743.00
5/25/95      Stoelting                  Preamplifier                139065       1,050.00        0.00       0.00   1,050.00
5/25/95      Waters Corporation         Hard drive 590 computer     139103       4,313.30        0.00    -205.40   4,107.90
5/30/95      Microtech                  Memory boards               139173       2,312.18      -20.18       0.00   2,292.00
4/13/95      Data Comm Warehouse        Linkbuilder                 138007         998.00       -3.00       0.00     995.00
4/28/95      Microtech International    Memory boards               138461         587.99       -9.99       0.00     578.00
5/10/95      PC & Mac Connection        Sonics Systems              138670         269.00       -3.00       0.00     266.00
5/22/95      Data Comm Warehouse        Linkbuilder                 138979         947.90       -3.00       0.00     944.90
5/31/95      Infotech                   Powerbook                   139245      10,700.70     -102.00    -504.70  10,094.00
6/9/95       US Telecenters             Polycom soundstation        139373         712.25        0.00     -64.75     647.50
6/9/95       Biotest Diagnostics        Air sampler                 139488       6,017.07      -27.07       0.00   5,990.00
6/14/95      Infotech                   Sheet feeder                139494         297.40      -16.00     -13.40     268.00
6/20/95      Baxter Healthcare          Infusion pump               139685       4,115.82      -15.82       0.00   4,100.00
6/26/95      Millipore                  Steritest compact/pump-     139714       5,640.00        0.00       0.00   5,640.00
                                          foot petal

ALKERMES/ACTI FIXED ASSET LIST                                                           Exhibit A
                                                                                         1995 Loan Collateral
Date of                                                                             Total        Less       Less        Net
Purchase     Company                    Description                  Ref #        Invoice     Freight  Sales Tax    Invoice
---------------------------------------------------------------------------------------------------------------------------
6/26/95      Coulter                    Sampling stand and switch   139821       4,991.00      -50.00       0.00   4,941.00
6/28/95      Infotech                   Powerbook                   139875       3,328.75      -37.00    -156.75   3,135.00
6/30/95      Microtech International    16 mb and 8mb simms         139939       3,590.73      -24.73       0.00   3,566.00
6/28/95      Dell Direct                Microsoft system            139918       2,161.20     -190.00       0.00   1,971.20
6/30/95      Infotech                   Farallon 10 base trancei    139960       2,584.40      -35.00    -121.40   2,428.00
7/18/95      Infotech                   NEC 15" monitor, etc.       140222       1,057.00      -28.00     -49.00     980.00
7/17/95      Infotech                   DOS compatibility card      140223       2,832.00      -18.00    -134.00   2,680.00
7/17/95      Infotech                   APC Smart                   140224         838.40      -32.00     -38.40     768.00
7/24/95      Baxter Healthcare          Syringe infusion pump       140451       2,057.91       -7.91       0.00   2,050.00
7/24/95      Biotest Diagnostics        Anemometer                  140458       1,135.00        0.00       0.00   1,135.00
8/2/95       Microtech International    Simms 72 Pin (memory        140638       2,088.48      -19.48       0.00   2,069.00
                                          boards)
8/8/95       Cargocaire Engineering     Part #30565-01              140655       2,380.00        0.00       0.00   2,380.00
8/4/95       Waters Corporation         Bus Sat/in Module           140657       1,955.00       -5.00       0.00   1,950.00
8/4/95       Harvard Apparatus          Pump 22 Multi Syr           140662       4,000.60      -10.60       0.00   3,990.00
8/3/95       Infotech                   HP Laserjet                 140667       1,468.55      -29.00     -68.55   1,371.00
8/9/95       CompUSA Inc.               17" Noki Monitor/Computer   140737       3,450.28      -86.00    -164.30   3,199.98
8/16/95      ADInstruments              4 Channel Tranducer         140868         962.00      -12.00       0.00     950.00
8/21/95      William Graney/Staples     Fax Machine                 140913         699.99        0.00       0.00     699.99
8/15/95      Infotech                   Apple 15" Monitor           140960       7,099.65      -72.00    -334.65   6,693.00
8/24/95      PCs Compleat, Inc.         toshiba & Modem             141057       4,708.99        0.00       0.00   4,708.99
8/23/95      Baxter Healthcare          Syringe Infusion Pump       141171      12,338.40      -38.40       0.00  12,300.00
8/29/95      Infotech                   Multiscan Display           141203       1,495.70      -32.00     -69.70   1,394.00
8/28/95      Infotech                   HP Laserjet                 141204       1,095.15        0.00     -52.15   1,043.00
8/31/95      Microtech International    8mb Simms (memory boards)   141276       2,252.16      -20.16       0.00   2,232.00
8/26/95      Waters Corporation         Refridge Autosampler        141281      38,817.37     -117.37       0.00  38,700.00
8/30/95      TerraNet Internet Services Cisco Router & Modem        141107       1,831.20        0.00       0.00   1,831.20
8/17/95      Lechmere                   Refrigerator                141391         607.45      -29.97     -27.50     549.98
8/31/95      PCs Compleat, Inc.         8MB Memory                  141236         402.90       -4.95     -18.95     379.00
9/5/95       Baxter Healthcare Corp.    Syringe Infusion Pump       141351       2,057.91       -7.91       0.00   2,050.00
9/5/95       First Source International 16md Module                 141354         606.00       -9.00       0.00     597.00
9/11/95      Waters Corporation         TI Credit Special           141512      -3,500.00        0.00       0.00  -3,500.00
9/14/95      Infotech                   Monitor, Pwr Mac, Server    141519      15,910.90     -184.00    -748.90  14,978.00
9/15/95      MacWarehouse               Hard Drive, Notebook        141606         663.10       -6.10       0.00     657.00
                                          Traveler
9/19/95      Waters Corporation         Refractometer               141614      15,937.50        0.00       0.00  15,937.50
9/21/95      Microtech International    Mia8000/72-06 /72-07-8C     141643       1,088.96      -15.96       0.00   1,073.00
10/2/95      MacWarehouse               Lc475 w/o keyboard          141992       1,006.30       -8.30       0.00     998.00
9/26/95      Infotech                   Keyboard, monitor           142006         757.85      -34.85     -26.00     697.00
9/29/95      Infotech                   Apple keyboard, display     142029       1,202.85      -30.00     -55.85   1,117.00
10/3/95      Brinkman Instruments       Pump/kf coulometer          142069       7,068.77      -20.77       0.00   7,048.00
10/4/95      VWR                        Water Bath                  142096       1,293.75        0.00       0.00   1,293.75
10/3/95      Infotech                   Powermac 6100 w/cd          142114       1,694.95      -16.00     -79.95   1,599.00
10/4/95      Microtech International    16mb simms (memory boards)  142143       1,005.51      -15.51       0.00     990.00

ALKERMES/ACTI FIXED ASSET LIST                                                           Exhibit A
                                                                                         1995 Loan Collateral
Date of                                                                             Total        Less       Less        Net
Purchase     Company                    Description                  Ref #        Invoice     Freight  Sales Tax    Invoice
---------------------------------------------------------------------------------------------------------------------------
10/9/95      Microtech International    8mb simms (memory boards)   142145         587.99       -9.99       0.00     578.00
10/9/95      Microtech International    16mb simms (memory boards)  142146       1,005.51      -15.51       0.00     990.00
10/21/95     CDW Computer Centers       Seagate 9ms fast 2 scsi     142266       1,071.00      -15.00       0.00   1,056.00
10/13/95     Microtech International    MIA8000/72-06               142293       1,172.31      -16.31       0.00   1,156.00
10/19/95     Infotech                   Pwr mac/display/keyboard    142459       5,106.00      -66.00    -240.00   4,800.00
10/19/95     Infotech                   Monitor/display/keyboard    142460       3,756.90      -63.00    -175.90   3,518.00
10/20/95     Forma Scientific           Monitor/alarm system        142484       1,956.22        0.00       0.00   1,956.22
10/19/95     Infotech                   HP laser jet/pwr mac, etc.  142488       4,587.35      -44.00    -216.35   4,327.00
10/29/95     CDW Computer Centers       Color Printer               142510         448.87      -15.87       0.00     433.00
11/7/95      Boston Ship Service        Refrigerator                142809         153.90      -30.00      -5.90     118.00
11/2/95      Molecular Dynamics         Pers Dens SI & IQNT         142889      18,150.00     -150.00       0.00  18,000.00
11/3/95      Infotech                   Mac Quadra                  142837       2,158.50      -27.00    -101.50   2,030.00
11/8/95      Infotech                   HP Jet Ethernet             142900         344.40        0.00     -16.40     328.00
11/16/95     Digital & PCs Compleat     P120, Computer              143092       3,508.02      -17.82    -166.20   3,324.00
ALKERMES F&F:
5/5/95       Business Equipment, Ltd.   Lateral files               138520       1,390.00        0.00       0.00   1,390.00
5/26/95      McMaster-Carr              Storage cabinet             139147         737.43      -39.00       0.00     698.43
6/8/95       VWR                        Lab table                   139393       1,579.20        0.00       0.00   1,579.20
7/9/95       First Office Concepts      5Drawer lateral file        140410         853.45      -25.00     -39.45     789.00
                                          cabinets
10/4/95      First Office Concepts      Locking Den Master          142254         594.90      -29.00     -26.95     538.95
                                          Bookcase
10/4/95      First Office Concepts      5 Drawer Lateral File       142255       4,218.50      -29.00    -199.50   3,990.00
                                          Cabinet
ACTI EQUIPMENT:
11/21/94     Pacific Venture Finance    Lease Buyout (misc equip)     3253      23,748.00        0.00       0.00  23,748.00
1/13/95      Pacific Venture Finance    Lease Buyout (misc equip)     3307       7,208.00        0.00       0.00   7,208.00
2/17/95      Pacific Venture Finance    Lease Buyout (misc equip)     3367       1,861.83        0.00      -1.83   1,860.00
3/24/95      E.C. Hilliard              Spray Chamber                 3438       4,750.00        0.00       0.00   4,750.00
3/29/95      Precision Stainless, Inc.  Spray Chamber                 3484       3,393.60        0.00       0.00   3,393.60
1/17/95      Martel                     Rannie 8.30 Mini-Lab        135704       9,710.59      -77.25       0.00   9,633.34
April        Martel                     Rannie 8.30 Mini-Lab                    -4,538.52        0.00       0.00  -4,538.52
                                          (credit)
4/11/95      VWR                        Freezer                       3492       6,243.38        0.00       0.00   6,243.38
4/4/95       Terra Universal            Clean room table              3519         786.93     -114.23       0.00     672.70
4/3/95       FTS                        Control workstation           3527      29,721.63        0.00       0.00  29,721.63
4/14/95      FTS                        Recirculating cooler          3531      11,995.00        0.00       0.00  11,995.00
4/24/95      ITT                        Polymer/powder trans cont     3568       3,697.05      -12.05       0.00   3,685.00
4/26/95      ITT                        Tank bottom valve             3601       3,542.97       -5.97       0.00   3,537.00
4/13/95      Lightnin                   Shaft/bore                    3606         827.77       -6.64       0.00     821.13
4/28/95      Superior                   Prolease 50 system            3626      14,252.00        0.00       0.00  14,252.00
4/20/95      Alloy Products             Model 75-14 Vessel            3565       1,498.34      -11.34       0.00   1,487.00
5/1/95       Pacific Venture Buyout     Lease Buyout (misc equip)     3564       5,778.00        0.00       0.00   5,778.00
5/1/95       PerSeptive Biosystems      Porous 50HQ                   3582       1,950.00        0.00       0.00   1,950.00
4/27/95      Lightnin                   Mixer                         3591      15,640.56      -86.00       0.00  15,554.56
4/28/95      Lightnin                   Lower shaft/impeller          3608         969.28       -4.07       0.00     965.21

ALKERMES/ACTI FIXED ASSET LIST                                                           Exhibit A
                                                                                         1995 Loan Collateral
Date of                                                                             Total        Less       Less        Net
Purchase     Company                    Description                 Ref #         Invoice     Freight  Sales Tax    Invoice
---------------------------------------------------------------------------------------------------------------------------
4/28/95      Lightnin                   Mixer                        3609       15,496.47      -86.00       0.00  15,410.47
4/28/95      ITT Sherotec               Dispersion tank system       3613        8,259.54      -19.54       0.00   8,240.00
5/4/95       Superior Controls          Data Acquisition System      3634       10,689.00        0.00       0.00  10,689.00
5/5/95       Amicon                     A855471                      3635          452.59       -2.59       0.00     450.00
4/28/95      AMSCO                      Fan/Monitor/Adaptor          3648        7,600.10      -17.10       0.00   7,583.00
5/9/95       PerSeptive Biosystems      Porous 50 HQ                 3654        7,800.00        0.00       0.00   7,800.00
5/11/95      VWR                        Pump                         3684        1,548.30        0.00       0.00   1,548.30
5/10/95      Fisher                     Analytical Balance           3692        1,658.00        0.00       0.00   1,658.00
5/16/95      AMSCO                      Spinning Disc                3693        1,415.40       -8.40       0.00   1,407.00
3/21/95      VWR                        Recorder                     3702          677.10        0.00       0.00     677.10
5/15/95      VWR                        Revco Freezer                3704        3,984.00        0.00       0.00   3,984.00
5/17/95      Sartorius                  Mini Housing                 3707        8,503.66       -3.66       0.00   8,500.00
5/15/95      ITT Sherotec               Homogenizer                  3710        1,528.20        0.00       0.00   1,528.20
5/15/95      ITT Sherotec               Filter/Dryer                 3711        7,870.00        0.00       0.00   7,870.00
5/15/95      ITT Sherotec               Filter/Dryer                 3712        1,175.00        0.00       0.00   1,175.00
5/9/95       Cozzoli                    Cozzoli machine F400X        3718        1,090.66        0.00       0.00   1,090.66
5/5/95       Waters                     HPLC System                  3738       48,161.71     -141.71       0.00  48,020.00
5/23/95      Millipore                  Ster Filhldr                 3779        1,633.00        0.00       0.00   1,633.00
5/19/95      Sonics & Material          Ultrasonic Processor         3783        6,767.15      -27.15       0.00   6,740.00
5/15/95      Terra Universal            Gowning Bench                3812        1,358.74     -219.74       0.00   1,139.00
5/23/95      AMSCO                      VHP 1000 System              3854       63,602.75     -142.75       0.00  63,460.00
5/16/95      Virtis                     Homogenizer                  3705         3630.6       -21.60       0.00   3,609.00
5/31/95      Fisher                     Top loader balance           3838        2,540.00        0.00       0.00   2,540.00
5/31/95      Cozzoli                    Talbe top filler             3839        2,199.00      -17.66       0.00   2,181.34
6/1/95       Fisher                     Freezer                      3842        5,550.00        0.00       0.00   5,550.00
6/5/95       Sonics & Materials         Footswitch w/cable           3875          122.48       -2.48       0.00     120.00
6/2/95       Waters                     Colum temp control           3905        1,424.00        0.00       0.00   1,424.00
6/13/95      FTS Systems                Tray dryer oil eliminator    3938       56,397.00        0.00       0.00  56,397.00
6/16/95      MKS Instruments            Pressure transducer          3946        2,536.72      -11.72       0.00   2,525.00
6/14/95      Superior Controls          Prolease 50 data acq system  3947        7,436.00        0.00       0.00   7,436.00
6/2/95       Precision Stainless        Extraction & waste tanks     3999       31,190.00        0.00       0.00  31,190.00
6/21/95      Precision Stainless        PMB valves returned          4018       -3,825.00        0.00       0.00  -3,825.00
6/27/95      FTS Systems                Freeze dryer                 4047       69,776.77     -426.30       0.00  69,350.47
6/22/95      VWR                        Recorder                     4058          750.30        0.00       0.00     750.30
6/23/95      VWR                        Stir reactor vessel          4062        7,112.95     -525.00       0.00   6,587.95
6/26/95      VWR                        Stir reactor vessel          4063          942.18        0.00       0.00     942.18
6/15/95      La Calhene                 Isolator                     4117      157,614.00        0.00       0.00 157,614.00
6/16/95      Pacific Venture            Lease Buyout (misc equip)    3974        2,200.00        0.00       0.00   2,200.00
7/5/95       Cotter Corp                Sanitary vessel              4112        7,953.66        0.00       0.00   7,953.66
7/11/95      Brookfield Eng.            Temp control bath            4114        5,619.84      -14.84       0.00   5,605.00
7/12/95      Cole Palmer                Humidity data processor      4125        1,995.00        0.00       0.00   1,995.00
7/28/95      Sigmil                     Housing & filter             4243        1,702.00      -82.00       0.00   1,620.00

ALKERMES/ACTI FIXED ASSET LIST                                                           Exhibit A
                                                                                         1995 Loan Collateral
Date of                                                                             Total        Less       Less            Net
Purchase     Company                    Description                 Ref #         Invoice     Freight  Sales Tax        Invoice
-------------------------------------------------------------------------------------------------------------------------------
7/17/95      Superior Controls          Prolease 50 data acq system  4289        3,563.00        0.00       0.00       3,563.00
8/7/95       ITT Sherotec               Spray Chamber Cover          4302        1,580.00        0.00       0.00       1,580.00
8/14/95      Fisher Scientific          Freezer                      4358       -3,984.00        0.00       0.00      -3,984.00
8/23/95      FTS Systems                Microprocessor               4391        1,120.27      -21.75       0.00       1,098.52
8/24/95      Pall Filtron               Centramate ss Cassette etc.  4438         4355.63       -5.63       0.00       4,350.00
7/14/95      Pacific Venture            Lease Buyout (misc equip)    4192        7,111.00        0.00       0.00       7,111.00
8/29/95      AMSCO-PA                   Biodecontamination Unit      4440        1,115.17       -7.17       0.00       1,108.00
8/15/95      Pacific Venture            Lease Buyout (misc equip)    4368        7,323.00        0.00       0.00       7,323.00
9/5/95       Cole-Parmer                Ultrasonic Cleaner           4457        2,212.54      -18.54       0.00       2,194.00
9/18/95      Amsco (PA)                 Biodecontamination Unit      4523       65,084.60     -288.60       0.00      64,796.00
9/13/95      La Calhene                 Flexible Wall Isolators, etc 4577       68,472.90        0.00       0.00      68,472.90
10/6/95      AMSCO-PA                   Scientific Calibration       4628        1,895.00        0.00       0.00       1,895.00
10/9/95      ComTronics                 Motorola Radius/Headset      4687        2,308.50      -30.00    -108.50       2,170.00
10/16/95     Pacific Venture Finance    Lease Buyout (misc equip)    4726        4,111.00        0.00       0.00       4,111.00

                                                                             --------------------------------------------------
  TOTAL EQUIPMENT & F&F                                                      1,514,171.62   -6,387.94  -7,772.53   1,500,011.15
                                                                             ==================================================

                                    Exhibit A
                                    Ohio Loan Collateral


                                            STOLLE WILMINGTON PLANT SALE (IMPROVEMENTS)

          PROJECT                                                                                  ACQ
             #              DESCRIPTION             AMOUNT            VENDOR                PO#   YEAR           OTHER

432   WS   MTI 27   MIXER ASSEMBLY (SANDOZ)        $ 4,858.00    RODEM                       735   93-94    WILMINGTON SM PROJ
           ------   ----------------------------   ----------    --------------------       ----   -----    ----------------------
433   WS   MTI 27   4 GAL CHARGE POT               $ 1,793.00    BUCKEYE FABRICAT            747   93-94    WILMINGTON SM PROJ
           ------   ----------------------------   ----------    --------------------       ----   -----    ----------------------
434   WS   MTI 27   CONCRETE APRON                 $37,000.00    MOSACO                      820   93-94    WILMINGTON SM PROJ
           ------   ----------------------------   ----------    --------------------       ----   -----    ----------------------
435   WS   MTI 27   3 YAMADA AIR PUMPS             $ 3,364.24    HOFFMAN EQUIP               933   93-94    WILMINGTON SM PROJ
           ------   ----------------------------   ----------    --------------------       ----   -----    ----------------------
436   WS   MTI 27   PLATFORM SCALE                 $ 4,330.78    CINTRON SCALE               923   93-94    WILMINGTON SM PROJ
           ------   ----------------------------   ----------    --------------------       ----   -----    ----------------------
437   WS   MTI 27   LAB FREEZER (2)                $ 4,212.25    FISHER SCIENTIFIC           713   93-94    WILMINGTON SM PROJ
           ------   ----------------------------   ----------    --------------------       ----   -----    ----------------------
438   WS   MTI 27   BIOLOGIC CONTAINMT HOOD        $ 9,735.00    MICROZONE                   998   93-94    WILMINGTON SM PROJ
           ------   ----------------------------   ----------    --------------------       ----   -----    ----------------------
439   WS   MTI 27   FREIGHT                        $   309.69    MICROZONE                   998   93-94    WILMINGTON SM PROJ
           ------   ----------------------------   ----------    --------------------       ----   -----    ----------------------
440   WS   MTI 27   TRANSFER BOTTLES               $12,224.46    EAGLE STAINLESS            1059   93-94    WILMINGTON SM PROJ
           ------   ----------------------------   ----------    --------------------       ----   -----    ----------------------
441   WS   MTI 27   CONSTRUCTION STEEL SHELVING    $   952.67    R&J FIRST CO               1221   93-94    WILMINGTON SM PROJ
           ------   ----------------------------   ----------    --------------------       ----   -----    ----------------------
442   WS   MTI 27   MODULAR CLEAN ROOM             $15,340.43    CLEAN ROOM PROD            1076   93-94    WILMINGTON SM PROJ
           ------   ----------------------------   ----------    --------------------       ----   -----    ----------------------
443   WS   MTI 27   MODULAR CLEAN ROOM             $ 3,182.00    CLEAN ROOM PROD            1075   93-94    WILMINGTON SM PROJ
           ------   ----------------------------   ----------    --------------------       ----   -----    ----------------------
444   WS   MTI 27   SS PRESSURE VESSELS            $ 1,063.50    ALLOY PRODUCTS              641   93-94    WILMINGTON SM PROJ
           ------   ----------------------------   ----------    --------------------       ----   -----    ----------------------
445   WS   MTI 27   COMPUTER EQUIP                 $ 7,911.43    COMP USA                   1162   93-94    WILMINGTON SM PROJ
           ------   ----------------------------   ----------    --------------------       ----   -----    ----------------------
446   WS   MTI 27   REWORK DRAIN 10 GAL TANK       $   621.00    BUCKEYE MFG                 793   93-94    WILMINGTON SM PROJ
           ------   ----------------------------   ----------    --------------------       ----   -----    ----------------------
447   WS   MTI 27   CONE FILTER SCREEN             $ 1,227.72    IRC                        1370   93-94    WILMINGTON SM PROJ
           ------   ----------------------------   ----------    --------------------       ----   -----    ----------------------
448   WS   MTI 37   PARABOLIC HOPPER               $11,142.00    HAYSSEN                    1706   93-94    WILMINGTON SM PROJECTS
           ------   ----------------------------   ----------    --------------------       ----   -----    ----------------------
449   WS   MTI 37   HVAC COMPRESSOR                $ 2,658.52    ENVIRON ENGR               2355   93-94    WILMINGTON SM PROJECTS
           ------   ----------------------------   ----------    --------------------       ----   -----    ----------------------
450   WS   MTI 37   486 PC FOR HONEYWELL 9000      $ 1,694.00    GATEWAY 2000               2432   93-94    WILMINGTON SM PROJECTS
           ------   ----------------------------   ----------    --------------------       ----   -----    ----------------------
451   WS   MTI 37   METTLER TOLEDO SCALE           $ 3,540.57    CINTRON SCALE              2441   93-94    WILMINGTON SM PROJECTS
           ------   ----------------------------   ----------    --------------------       ----   -----    ----------------------
452   WS   MTI 37   SOLVENT STORAGE BLDG           $30,350.00    MOSACO                     2513   93-94    WILMINGTON SM PROJECTS
           ------   ----------------------------   ----------    --------------------       ----   -----    ----------------------
453   WS   MTI 37   PUMP FOR DI SYSTEM             $ 2,121.00    RODEM                      2809   93-94    WILMINGTON SM PROJECTS
           ------   ----------------------------   ----------    --------------------       ----   -----    ----------------------
454   WS   MTI 37   INSTALL TRANSFORMER            $ 2,990.00    KINGS ELECTRIC             2494   93-94    WILMINGTON SM PROJECTS
           ------   ----------------------------   ----------    --------------------       ----   -----    ----------------------
455   WS   MTI 37   SCRUBBER                       $ 2,544.00    TRIDURO                    2746   93-94    WILMINGTON SM PROJECTS
           ------   ----------------------------   ----------    --------------------       ----   -----    ----------------------
456   WS   MTI 37   2 IN-LINE MIXERS               $ 4,730.52    KOFLO                      3003   93-94    WILMINGTON SM PROJECTS
           ------   ----------------------------   ----------    --------------------       ----   -----    ----------------------
457   WS   MTI 45   SIP MONITORING SYSTEM          $ 1,809.33    HARD WAREHOUSE             3829   93-94    WILMINGTON PLANT
           ------   ----------------------------   ----------    --------------------       ----   -----    ----------------------
458   WS   MTI 45   15 GAL HEPA VAC                $ 3,980.30    TRIDURO                    3714   93-94    WILMINGTON PLANT
           ------   ----------------------------   ----------    --------------------       ----   -----    ----------------------
459   WS   MTI 45   INSTALL 750 KW GENERATOR SET   $59,215.00    KING'S ELECTRIC SERV       3705    1995    WILMINGTON PLANT
           ------   ----------------------------   ----------    --------------------       ----   -----    ----------------------
460   WS   MTI 49   LABEL MACHINE                  $ 2,795.00    THOMAS PACKAGING           3946   93-94    WILMINGTON SMALL PROJ
           ------   ----------------------------   ----------    --------------------       ----   -----    ----------------------
461   WS   MTI 49   DOCKING STATION                $ 4,063.86    HARD WAREHOUSE             4018   93-94    WILMINGTON SMALL PROJ
           ------   ----------------------------   ----------    --------------------       ----   -----    ----------------------
462   WS   MTI 49   DESK STATION                   $   684.70    HARD WAREHOUSE             4018   93-94    WILMINGTON SMALL PROJ
           ------   ----------------------------   ----------    --------------------       ----   -----    ----------------------
463   WS   MTI 49   WALL MOUNT CYLINDERS           $ 1,592.20    BOC GASES                  4506   93-94    WILMINGTON SMALL PROJ
           ------   ----------------------------   ----------    --------------------       ----   -----    ----------------------
464   WS   MTI 49   PARTICULATE SAMPLERS           $ 5,058.02    BARRAMUNDI                 4508   93-94    WILMINGTON SMALL PROJ
           ------   ----------------------------   ----------    --------------------       ----   -----    ----------------------
465   WS   MTI 49   PROCESS PIPING-SLURRY          $ 4,357.00    RODEM                      4656   93-94    WILMINGTON SMALL PROJ
           ------   ----------------------------   ----------    --------------------       ----   -----    ----------------------

                                    Exhibit A
                                    Ohio Loan Collateral


                                            STOLLE WILMINGTON PLANT SALE (IMPROVEMENTS)

          PROJECT                                                                                 ACQ
             #              DESCRIPTION            AMOUNT           VENDOR                PO#    YEAR           OTHER


466   WS   MTI 49   VISCOMETER                   $  2,687.43    OKM IND SALES              4348   93-94    WILMINGTON SMALL PROJ
           ------   --------------------------   -----------    -----------------          ----   -----    ---------------------
467   WS   MTI 49   THERMAL TRANSFER PRINTER     $  2,804.72    THOMAS PACK CORP           3946   93-94    WILMINGTON SMALL PROJ
           ------   --------------------------   -----------    -----------------          ----   -----    ---------------------
468   WS   MTI 49   COMPUTER NOTEBOOK            $  2,152.20    HARD WAREHOUSE                    93-94    WILMINGTON SMALL PROJ
           ------   --------------------------   -----------    -----------------          ----   -----    ---------------------
469   WS   MTI 49   PARTS WASHER                 $  3,722.40    HERITAGE EQUIP             4069   93-94    WILMINGTON SMALL PROJ
           ------   --------------------------   -----------    -----------------          ----   -----    ---------------------
470   WS   MTI 49   MATLS & INSTALL DEA CAGE     $  2,296.74    STORAGE SYSTMS CO          4848    1995    WILMINGTON SMALL PROJ
           ------   --------------------------   -----------    -----------------          ----   -----    ---------------------
471   WS   MTI 67   SLURRY BLDG APPLICATION #4   $ 47,410.00    MOSACO                     3816    1995    WILMINGTON PLANT
           ------   --------------------------   -----------    -----------------          ----   -----    ---------------------
                                                 $314,525.68

                              Exhibit A
                              Ohio Loan Collateral

DUPONT ASSETS AT MEDISORB VENTURE: POLYMER EQUIPMENT AT BLUE ASH SITE (TO BE SOLD TO ALKERMES)

Current as of:  March 4, 1996

MTI PROJ PARTNER                                                                           ACQ           DD
NUMBER   REF     DESCRIPTION     AMOUNT    VENDOR             ITEM                PO #     YR   CK #    TAG #   LOCATION
-------- ------- -----------     ------    ------             ----                ----     --   ----    -----   --------
MTI-02   P-8871  Polymr Mfg    19,042.50   American Reactor   Reactor system      3903     90   N/A     1751    0006 + 0002  BA
                                             (Hoopes)
MTI-02   P-8871  Polymr Mfg    31,737.50   American Reactor   Reactor system      3903     90   N/A     1751    0006 + 0002  BA
                                             (Hoopes)
MTI-02   P-8871  Polymr Mfg    12,695.00   American Reactor   Reactor system      3903     90   N/A     1751    0006 + 0002  BA
                                             (Hoopes)
MTI-02   P-8871  Polymr Mfg    63,475.00   American Reactor   Reactor system      3903     90   N/A     1751    0006 + 0002  BA
                                             (Hoopes)
MTI-02   P-8871  Polymr Mfg     1,370.78   Baxter             Vacuum pump         12436    92   N/A
MTI-02   P-8871  Polymr Mfg     7,600.22   Baxter             Refrigerators &     CC       90   N/A
                                                                recorders
MTI-02   P-8871  Polymr Mfg     1,516.67   Baxter             Vacuum oven         CC       90   N/A
MTI-02   P-8871  Polymr Mfg       673.88   Baxter             MDL DI Circulator   CC       90   N/A
MTI-02   P-8871  Polymr Mfg     2,802.38   Baxter             Vacuum oven N8255-3 11482    92   N/A
MTI-02   P-8871  Polymr Mfg       485.16   Baxter             Drierite gas        11643    92   N/A
                                                                purifier
MTI-02   P-8871  Polymr Mfg     3,764.70   Baxter             N8700-2 w/flex      12442    92   N/A
                                                                thermocouple
MTI-02   P-8871  Polymr Mfg    11,309.00   Berlyn Corp        Pell-4 Processor    CC       90   N/A     1752    0007  BA
MTI-02   P-8871  Polymr Mfg     2,339.00   Berlyn Corp        Water cooling tank  CC       90   N/A
MTI-02   P-8871  Polymr Mfg       569.30   Birmingham Valve   10 SS valves; 1     CC       90   N/A
                                                                brass valve
MTI-02   P-8871  Polymr Mfg       565.00   Bremer Electric    Control box         CC       90   N/A
MTI-02   P-8871  Polymr Mfg     7,433.59   Chromalox          Oil control system  CC       90   N/A     1753    0004  BA
MTI-02   P-8871  Polymr Mfg    19,749.60   Chromalox          Oil heater and tank CC       90   N/A     1753    0004  BA
MTI-02   P-8871  Polymr Mfg     8,756.50   Chromalox          Oil heater          CC       90   N/A     1753    0004  BA
MTI-02   P-8871  Polymr Mfg        35.59   Cin Belting &      Overload heaters    CC       90   N/A
                                             Trans
MTI-02   P-8871  Polymr Mfg        30.56   Cincinnati Piping  Reducing plugs      CC       90   N/A
MTI-02   P-8871  Polymr Mfg       191.11   Cincinnati Piping  Piping hdwre        CC       90   N/A
MTI-02   P-8871  Polymr Mfg       193.56   Cincinnati Piping  Piping hdwre        CC       90   N/A
MTI-02   P-8871  Polymr Mfg       145.23   Cincinnati Piping  Piping hdwre        CC       90   N/A
MTI-02   P-8871  Polymr Mfg       361.16   Cincinnati Piping  Piping hdwre        CC       90   N/A
MTI-02   P-8871  Polymr Mfg     1,028.00   Cincinnati Piping  SS Braided hose     CC       90   N/A
MTI-02   P-8871  Polymr Mfg       430.85   Cincinnati Piping  Piping hdwre        CC       90   N/A
MTI-02   P-8871  Polymr Mfg       661.60   Cincinnati Piping  Piping hdwre        CC       90   N/A
MTI-02   P-8871  Polymr Mfg        80.57   Colesco            MP Regulator        CC       90   N/A
MTI-02   P-8871  Polymr Mfg       233.04   Colesco            Gauges              CC       90   N/A
MTI-02   P-8871  Polymr Mfg        65.96   Colesco            Piping hdwre        CC       90   N/A
MTI-02   P-8871  Polymr Mfg    48,693.50   Control Solutions  Dehumidifier        CC       90   N/A     1754    0012  BA
MTI-02   P-8871  Polymr Mfg     1,085.00   Cyber Research     DAS 2805 nLOF       CC       90   N/A
                                                                SIFIRL xonc
MTI-02   P-8871  Polymr Mfg       460.00   Cyber Research     DAS 756             CC       90   N/A
                                                                Thermocouple
MTI-02   P-8871  Polymr Mfg       194.00   Cyber Research     Signal cond. board  CC       90   N/A
MTI-02   P-8871  Polymr Mfg       928.00   Distallation Engg  Product receiver    CC       90   N/A
MTI-02   P-8871  Polymr Mfg        66.47   FD Lawrence Elec   Control station     CC       90   N/A
MTI-02   P-8871  Polymr Mfg       693.50   Fischer America    Rotor w/TeflonR     CC       90   N/A
                                                                blades
         P-8871  Polymr Mfg     1,308.40   Fischer America    Rotary shaft seals  CC       90   N/A
MTI-02   P-8871  Polymr Mfg     1,039.50   Fischer America    Condensor           CC       90   N/A

                              Exhibit A
                              Ohio Loan Collateral

DUPONT ASSETS AT MEDISORB VENTURE: POLYMER EQUIPMENT AT BLUE ASH SITE (TO BE SOLD TO ALKERMES)

Current as of:  March 4, 1996

MTI PROJ PARTNER                                                                                ACQ           DD
NUMBER   REF     DESCRIPTION        AMOUNT    VENDOR               ITEM                PO #     YR   CK #    TAG #   LOCATION
-------- ------- -----------        ------    ------               ----                ----     --   ----    -----   --------
MTI-02   P-8871  Polymr Mfg        2,133.50   Fischer America      Evaporator          CC       90   N/A
MTI-02   P-8871  Polymr Mfg          853.25   Forbes Distributing  Conrol cabinet      CC       90   N/A
MTI-02   P-8871  Polymr Mfg          369.00   Gateway Supply       B23 Parker coupling CC       90   N/A
MTI-02   P-8871  Polymr Mfg          957.94   Hard Warehouse       XT Computer         CC       90   N/A
MTI-02   P-8871  Polymr Mfg        2,232.00   International        Dump can            9605     92   N/A     1755    0023 BA
                                                Reactor
MTI-02   P-8871  Polymr Mfg       21,819.18   International        10 gal custom plymr 9605     92   N/A     1755    0023 BA
                                                Reactor              Reactor
MTI-02   P-8871  Polymr Mfg          262.95   Johnson Nash         Tank stand          CC       90   N/A
MTI-02   P-8871  Polymr Mfg          850.00   Killion Extruders    Prepayt - vent      11257    92   N/A
                                                                     diverter
MTI-02   P-8871  Polymr Mfg        3,500.00   Killion Extruders    Tube Die            6465     91   N/A
MTI-02   P-8871  Polymr Mfg        1,995.00   King's Electric      Reactor support     CC       90   N/A
                                                                     circitry
MTI-02   P-8871  Polymr Mfg       15,192.23   Lasermike            Laser scanner       7270     91   N/A     1756    0037 BA
MTI-02   P-8871  Polymr Mfg        6,079.48   M&W Controls         Data Logger         CC       90   N/A
MTI-02   P-8871  Polymr Mfg        4,063.08   M&W Products         Temperature         CC       90   N/A
                                                                     controls
MTI-02   P-8871  Polymr Mfg        3,630.00   Machine Drice Co     Parajust            CC       90   N/A
MTI-02   P-8871  Polymr Mfg          338.89   Matheson, Inc        Vacuum regulator    CC       90   N/A
MTI-02   P-8871  Polymr Mfg          154.93   Mayer Electric       Hoffman Boxes &
                                                                     Mounting Plate    CC       90   N/A
MTI-02   P-8871  Polymr Mfg           36.99   McMaster Carr        SS Hdwre            CC       90   N/A
MTI-02   P-8871  Polymr Mfg          113.10   McMaster Carr        Piping hdwre        CC       90   N/A
MTI-02   P-8871  Polymr Mfg          709.23   McMaster Carr        Various valves &    CC       90   N/A
                                                                     gauges
MTI-02   P-8871  Polymr Mfg           27.23   McMaster Carr        Piping hdwre        CC       90   N/A
MTI-02   P-8871  Polymr Mfg           59.00   McMaster Carr        Piping hdwre        CC       90   N/A
MTI-02   P-8871  Polymr Mfg          448.69   McMaster Carr        Piping Hdwre        CC       90   N/A
MTI-02   P-8871  Polymr Mfg          344.47   McMaster Carr        Piping Hdwre        CC       90   N/A
MTI-02   P-8871  Polymr Mfg           57.70   McMaster Carr        Piping Hdwre        CC       90   N/A
MTI-02   P-8871  Polymr Mfg          119.75   McMaster Carr        Piping Hdwre        CC       90   N/A
MTI-02   P-8871  Polymr Mfg        5,123.48   Mettler Instrument   D0337 drying oven   11754    92   N/A     1806    QC LAB BA
                                                                     for DL37
MTI-02   P-8871  Polymr Mfg          298.67   Mettler Instrument   110146 cable        11754    92   N/A     1806    QC LAB BA
                                                                     connector
MTI-02   P-8871  Polymr Mfg        7,371.54   Mettler Instrument   DL37 Coulometric    11754    92   N/A
                                                                     Titrator
MTI-02   P-8871  Polymr Mfg        5,884.87   Mixing Equip Co      Model XJC-30 AM     CC       90   N/A
                                                                     unit
MTI-02   P-8871  Polymr Mfg          727.02   Monsanto             20 gal T-66 Heat    CC       90   N/A
                                                                     trf fluit
MTI-02   P-8871  Polymr Mfg          833.45   Mosier               Piping hdwre        CC       90   N/A
MTI-02   P-8871  Polymr Mfg          364.60   Mosier               Piping hdwre        CC       90   N/A
MTI-02   P-8871  Polymr Mfg        1,468.01   Mosier               Piping hdwre        CC       90   N/A
MTI-02   P-8871  Polymr Mfg          360.30   Mosier               Piping hdwre        CC       90   N/A
MTI-02   P-8871  Polymr Mfg          547.09   Multitherm           Heat trf fluid      CC       90   N/A
MTI-02   P-8871  Polymr Mfg        7,625.00   MWS                  Piping, instltn,    CC       90   N/A
                                                                     insulation
MTI-02   P-8871  Polymr Mfg          187.48   Newark Electronics   500ft conductor     CC       90   N/A
                                                                     cable
MTI-02   P-8871  Polymr Mfg           83.35   Newark Electronics   15 terminal strops  CC       90   N/A
MTI-02   P-8871  Polymr Mfg          990.72   Omega Engg           21 thermocouples    CC       90   N/A

                              Exhibit A
                              Ohio Loan Collateral

DUPONT ASSETS AT MEDISORB VENTURE: POLYMER EQUIPMENT AT BLUE ASH SITE (TO BE SOLD TO ALKERMES)

Current as of:  March 4, 1996

MTI PROJ PARTNER                                                                             ACQ           DD
NUMBER   REF     DESCRIPTION      AMOUNT     VENDOR             ITEM                PO #     YR   CK #    TAG #   LOCATION
-------- ------- -----------      ------     ------             ----                ----     --   ----    -----   --------

MTI-02   P-8871  Polymr Mfg       1,717.20   Omega Engg         Transmitter &       CC       90   N/A
                                                                  interface
MTI-02   P-8871  Polymr Mfg       5,050.00   Pacific Scientific Air particle        CC       90   N/A     1807
                                                                  counter
MTI-02   P-8871  Polymr Mfg      21,105.00   Paul O. Abbe, Inc  24" Rota Cone Vac   CC       90   N/A     1757    0010 BA
                                                                  Dryer
MTI-02   P-8871  Polymr Mfg       1,188.65   Price Supply       Misc elbows,        CC       90   N/A
                                                                  nipples couplings
MTI-02   P-8871  Polymr Mfg          96.85   Queensgate Supply  Misc hdwre          CC       90   N/A
MTI-02   P-8871  Polymr Mfg       1,750.75   Reconciling item   Detail missing               90   N/A
MTI-02   P-8871  Polymr Mfg         132.76   Rodem Proc Equip   Piping hanger       CC       90   N/A
                                                                  assmby
MTI-02   P-8871  Polymr Mfg       1,204.05   Rodem Proc Equip                       CC       90   N/A
MTI-02   P-8871  Polymr Mfg         605.41   Rodem Proc Equip   Piping hanger       CC       90   N/A
                                                                  assmby
MTI-02   P-8871  Polymr Mfg       4,766.30   Rodem Proc Equip   Clean table/caster  CC       90   N/A
MTI-02   P-8871  Polymr Mfg         243.75   Sargent Welch      Pump kit            CC       90   N/A
MTI-02   P-8871  Polymr Mfg         746.56   Sargent Welch      2 freeze drying     CC       90   N/A
                                                                  trap
MTI-02   P-8871  Polymr Mfg       1,487.88   Sargent Welch      Pump                CC       90   N/A
MTI-02   P-8871  Polymr Mfg          17.22   Sharonville Elec   Elec Hdwre          CC       90   N/A
MTI-02   P-8871  Polymr Mfg          80.35   Sharonville Elec   Elec Hdwre          CC       90   N/A
MTI-02   P-8871  Polymr Mfg         405.75   Sharonville Elec   Elec Hdwre          CC       90   N/A
MTI-02   P-8871  Polymr Mfg         250.11   Sharonville Elec   Elec Hdwre          CC       90   N/A
MTI-02   P-8871  Polymr Mfg          62.77   Sharonville Elec   Elec Hdwre          CC       90   N/A
MTI-02   P-8871  Polymr Mfg         148.88   Sharonville Elec   Elec Hdwre          CC       90   N/A
MTI-02   P-8871  Polymr Mfg          59.08   Sharonville Elec   Elec Hdwre          CC       90   N/A
MTI-02   P-8871  Polymr Mfg         188.96   Sharonville Elec   Elec Hdwre          CC       90   N/A
MTI-02   P-8871  Polymr Mfg         994.49   Sharonville Elec   Elec Hdwre          CC       90   N/A
MTI-02   P-8871  Polymr Mfg         174.86   Sharonville Elec   Elec Hdwre          CC       90   N/A
MTI-02   P-8871  Polymr Mfg         289.83   Sharonville Elec   Elec Hdwre          CC       90   N/A
MTI-02   P-8871  Polymr Mfg          17.44   Sharonville Elec   Elec Hdwre          CC       90   N/A
MTI-02   P-8871  Polymr Mfg         -79.92   Sharonville Elec   Elec Hdwre          CC       90   N/A
MTI-02   P-8871  Polymr Mfg          72.50   Sharonville Elec   Elec Hdwre          CC       90   N/A
MTI-02   P-8871  Polymr Mfg         214.06   Sharonville Elec   Elec hdwre          CC       90   N/A
MTI-02   P-8871  Polymr Mfg       7,125.00   Sthrn Res          Melt-Metering pump  CC       90   N/A
MTI-02   P-8871  Polymr Mfg      19,150.00   Sthrn Res          Coplymr processng   CC       90   N/A     1758    0006 BA
                                                                  sys
MTI-02   P-8871  Polymr Mfg      16,000.00   Stolle Precision   Polymerizer         CC       90   N/A     1759    0006 BA
MTI-02   P-8871  Polymr Mfg      16,000.00   Stolle Precision   Polymerizer         CC       90   N/A     1761    0006 BA
MTI-02   P-8871  Polymr Mfg      15,250.00   Stolle Precision   Vessel              CC       90   N/A
MTI-02   P-8871  Polymr Mfg         945.00   Stolle Precision   SS pans & beauty    CC       90   N/A
                                                                  plates
MTI-02   P-8871  Polymr Mfg       1,661.10   Sullivan Elec      Assmbl temp         CC       90   N/A
                                                                  contrllr
MTI-02   P-8871  Polymr Mfg         101.12   Tapco              Thermocouple probe  CC       90   N/A
MTI-02   P-8871  Polymr Mfg         201.97   Terriss Industries Pipes & tri clamps  CC       90   N/A
MTI-02   P-8871  Polymr Mfg      13,278.44   Utensco            Pressure tank       CC       90   N/A
MTI-02   P-8871  Polymr Mfg         910.65   Valcor Engg        Solenoid valve      CC       90   N/A



                              Exhibit A
                              Ohio Loan Collateral

DUPONT ASSETS AT MEDISORB VENTURE: POLYMER EQUIPMENT AT BLUE ASH SITE (TO BE SOLD TO ALKERMES)

Current as of:  March 4, 1996

MTI PROJ PARTNER                                                                              ACQ             DD
NUMBER   REF     DESCRIPTION          AMOUNT    VENDOR             ITEM                PO #   YR    CK #     TAG #   LOCATION
-------- ------- -----------          ------    ------             ----                ----   --    ----     -----   --------

MTI-02   P-8871  Polymr Mfg           3,322.67  VWR Scientific     PM4800 Balances     6310    91   N/A  1837 + 1838 BA
                                                                     (2 ea)
MTI-02   P-8871  Polymr Mfg           1,128.01  VWR Scientific     Vac pump w/guard    CC      90   N/A
MTI-02   P-8871  Polymr Mfg             155.63  WW Grainger        Elec hdwre          CC      90   N/A
MTI-02   P-8871  Polymr Mfg             121.54  WW Grainger        Misc hdwre          CC      90   N/A
MTI-02   P-8871  Polymr Mfg             114.02  WW Grangeer        Workbench/tool      CC      90   N/A
                                                                     cabinet
MTI-02   P-8871  Polymr Mfg             623.78  WW Granger         2 ton floor crane   CC      90   N/A
MTI-02   P-8871  Polymr Mfg             523.54  WW Granger         Vacuum pump         CC      90   N/A
MTI-02   P-8871  Polymr Mfg             152.01  Yellow Freight     Freight                     90   N/A
MTI-02   P-8871  Polymr Mfg              19.00  Zenith/Parker      Freight             CC      90   N/A
MTI-02   P-8871  Polymr Mfg           1,151.00  Zenith/Parker      Heat Jacket         CC      90   N/A
MTI-08   MT-01   Device-Extrusion     7,058.94  Blue M             Lab oven            9191    91   N/A
MTI-16   MT-07   Molding/Extrusion   13,206.41  VWR Scientific     Welch vacuum pump   1400    93   224  1798 + 1799 0027 + 0037  BA
MTI-16   MT-07   Molding/Extrusion              VWR Scientific     Welch vacuum pump   1400    93   227  1798 + 1799 0027 + 0037  BA
MTI-16   MT-07   Molding/Extrusion              VWR Scientific     Welch vacuum pump   1400    93   237  1798 + 1799 0027 + 0037  BA
MTI-22   MT-07   Polymr Mfg           1,186.00  Berlyn             Var speed drive     535     93   117     1825     0006  BA
MTI-22   MT-07   Polymr Mfg           9,973.00  International      Helical agitator    409     93   106     1826     0006  BA
                                                  Reactor
MTI-23           Polymr Mfg             275.93  Comp USA           Injet Printer       867    93-94
MTI-23           Polymr Mfg           1,686.95  Comp USA           486 DX 2-50(Cust    1355   93-94
                                                                     Serv)
MTI-23           Polymr Mfg           7,872.00  LCI                Melt Pump                  93-94
MTI-23           Polymr Mfg           8,373.00  LCI                Ball Valve                 93-94
MTI-33           Polymr Mfg           7,518.33  Panametrics        Hygrometer          3211   93-94
MTI-33           Polymr Mfg           4,352.93  Fisher Scientific  Freezer             3355   93-94
MTI-55           Polymr Mfg           8,063.13  Barramundi         Air Samples         3987   93-94
MTI-50           BSL: Polymer Mfg     7,533.16  LCI Fluid Sys      Polymer gear pump   4000    95   434     1771     0006  BA
MTI-52           BSL: Med Devices    22,260.00  Pananetrics        Hygometer           3187    95   378     1776     0006  BA
MTI-71           Polymr Mfg           7,400.00  Pak Teem, Inc.     Fab. Melt Pump Lft  9700   1995
                                                                     Table
           040                       18,186.09  M-Tek Inc.         Corr Vac M                 Aug-87
           051                          509.43  M-Tek Inc.         Corr Vac M                 Nov-87
           060                       15,608.50  Paul O Abb         Rotacone V                 May-89
                                          0.00  Mettler            Balance AE163
                                          0.00  Am Sci             Balance S-P40
                                      4,118.96  VWR Sci            Balance AT-261-T           Dec-90
                                      1,046.93  VWR Sci            Shaker Wrist               Dec-90
                                                                     Action 8FLSK

GRAND TOTAL DUPONT: Polymer Mfg     639,180.26
                                    ==========

                                  Exhibit B


                   Locations in Which Equipment is Located,
                       Including Owners of Real Estate


Cambridge Premises
------------------

All Equipment owned by Alkermes, Inc. and Alkermes Controlled Therapeutics, Inc. is located at the Cambridge Premises.

The Cambridge Premises are leased by Alkermes, Inc. and are owned by Forest City 64 Sidney Street, Inc.

Ohio Premises
-------------

All Equipment owned by Alkermes Controlled Therapeutics Inc. II is located at the Ohio Premises.

The Blue Ash Facility is owned by the Ralph J. Stolle Company.






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